[Execution Counterpart)

                         AGREEMENT OF PURCHASE AND SALE

      THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement"), dated as of the Date of this Agreement (as defined hereinafter) by and among HUDSON HOTELS PROPERTIES CORP., a New York corporation with offices at One Airport Way,Suite 200, Rochester, New York 14624 ("Purchaser"), SB Motel Richmond Corp., SB Motel Durham-Research Triangle Park Corp., SB Motel Cary Corp., SB Motel Statesville Corp., SB Motel Wilmington Corp., SB Motel Columbia Corp., SB Motel Charleston Corp., SB Motel Albany Corp., SB Motel Virginia Beach Corp. SB Motel Durham-Duke Corp., SB Motel Raleigh Corp. SB Motel Charlotte I-85 Corp. each a Delaware corporation with offices at Seven World Trade Center, New York, New York 10048,
Attn: Mr. John P. Buza, Vice President (collectively, "Seller"), and Hudson Hotels Corporation, a New York corporation with offices at One Airport Way, Suite 200, Rochester, New York 14624 ("Hudson").

                                   WITNESSETH

      WHEREAS, Purchaser wishes to purchase, and Sellers wish to sell, the Premises (as defined below) on the terms and conditions set forth below; and

      WHEREAS, Hudson, which directly or indirectly owns 100% of the stock of Purchaser and will benefit directly from the transactions contemplated hereby, has agreed to certain covenants, representations and warranties made by Hudson herein and to execute the Note (as hereinafter defined) as partial payment of the Purchase Price (as hereinafter defined).

      NOW, THEREFORE, for $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

      Section 1. PROPERTIES. On the terms and subject to all of the conditions set forth in this Agreement, Purchaser agrees to purchase and Sellers agree to sell, for the purchase price set forth herein, any and all of the right, title and interest of Sellers, respectively, if any, in and to the following property (collectively, the "Premises"):

      (a) a Fairfield Inn limited service hotel located in Richmond, Virginia, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-1, attached hereto and incorporated herein by reference, with all improvements thereon (the "Richmond Property");

      (b) a Fairfield Inn limited service hotel located in Durham, North Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-2, attached hereto and incorporated herein by reference, with all improvements thereon (the "Durham-Fairfield Property");

      (c) a Fairfield Inn limited service hotel located in Cary, North Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-3, attached hereto and incorporated herein by reference, with all improvements thereon (the "Cary Property");

      (d) a Fairfield Inn limited service hotel located in Statesville, North Carolina, including leasehold title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-4, attached hereto and incorporated herein by reference (the "Statesville Ground Lease"), with all improvements thereon (the "Statesville Property");

      (e) a Fairfield Inn limited service hotel located in Wilmington, North Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-5, attached hereto and incorporated herein by reference with all improvements thereon (the "Wilmington Property");

      (f) a Fairfield Inn limited service hotel located in Columbia, South Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-6, attached hereto and incorporated herein by reference, with all improvements thereon (the "Columbia Property");

      (g) a Fairfield Inn limited service hotel located in Charleston, South Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-7, attached hereto and incorporated herein by reference, with all improvements thereon (the "Charleston Property");

      (h) a Fairfield Inn limited service hotel located in Albany, Georgia, including fee simple title to the property upon which such limited service hotel is located, as more particularly described on Exhibit A-8, attached hereto and incorporated herein by reference, with all improvements thereon (the "Albany Property");

      (i) a Cricket Inn limited service hotel located in Virginia Beach, Virginia, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-9, attached hereto and incorporated herein by reference, with all improvements thereon (the "Virginia Beach Property");

      (j) a Cricket Inn limited service hotel located in Durham, Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-10, attached hereto and incorporated herein by reference, with all improvements thereon (the "Durham-Cricket Property");

      (k) a Cricket Inn limited service hotel located in Raleigh, North Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-11, attached hereto and incorporated herein by reference, with all improvements thereon (the "Raleigh Property");

      (l) a Cricket Inn limited service hotel located in Charlotte, North Carolina, including fee simple title to the land upon which such limited service hotel is located, as more particularly described on Exhibit A-12, attached hereto and incorporated herein by reference, with all improvements thereon (the "Charlotte Property"; the Richmond Property, the Durham-Fairfield Property, the Cary Property, the Statesville Property, the Wilmington Property, the Columbia Property, the Charleston Property and the Albany Property are herein collectively referred as the "Fairfield Inn Properties"; the Virginia Beach Property, the Durham-Cricket Property, the Raleigh Property and the Charlotte Property are herein collectively referred to as the "Cricket Inn Properties"; the Fairfield Inn Properties and the Cricket Inn Properties are herein collectively referred to as the "Properties"; and each of the limited service hotels operated on the Fairfield Inn Properties or the Cricket Inn Properties is herein referred to as a "Hotel");

      (m) any and all furniture, fixtures, equipment, machinery, furnishings, carpets, drapes, blinds or mini-blinds, service and maintenance equipment, linens, tools, signs, landscaping equipment, supplies, pool equipment, television systems, keys, passcards, intercom equipment and systems, and replacement parts, and other tangible and intangible personal property located on the Properties and owned by any Seller (collectively, the "Personalty");

      (n) all contracts or agreements to which any Seller is a party and which relate to any of the Properties, including, without limitation, the Statesville Ground Lease and the franchise agreements and other contracts referenced in Exhibit B, attached hereto and by this reference made a part hereof, but only to the extent same are assignable to Purchaser (collectively, the "Contracts");

      (o) all permits, licenses and certificates of occupancy held by Sellers in connection with the Hotels, but only to the extent same are legally assignable to Purchaser (the "Permits");

      (p) all inventory, supplies and other materials used in connection with the Hotels and the hotel business operated thereon to the extent owned by Sellers (the "Inventory");

      (q) all plans, specifications and "as-built" drawings and surveys relating to the Properties, to the extent owned by Sellers, all books and records relating to the operation or management of the Properties by or on behalf of Sellers, and all assignable warranties and guaranties of Sellers pertaining to the Properties; and

      (r) all intangible property, guest ledgers, customer and mailing lists, catalogues and brochures, telephone numbers and similar property used in connection with the operation of the Hotels which, in each case, are not owned by any franchisor, manager or other third party and which are assignable to Purchaser (the "Intangible Rights");

provided, however, that, notwithstanding the foregoing or any other provision hereof to the contrary, Sellers do not hereby agree to sell, and the Premises shall not include, any of the inventory, contracts or property described in Exhibit C, attached hereto and by this reference made a part hereof.

      Section 2. TERMS OF PURCHASE AND SALE. The purchase price for the Premises shall be Sixty One Million and NO/100 Dollars ($61,000,000.00) (the "Purchase Price"), payable by Purchaser to Sellers as follows:

      2.1. The sum of One Million Four Hundred Fifty Thousand and NO/100 Dollars ($1,450,000.00) (the "Deposit") shall be paid by Purchaser on or before Monday, September 30, 1996 by wire transfer of immediately available funds to an account designated by Lawyers Title Insurance Corporation, 708 Third Avenue, New York, NY 10017, as escrow agent ("Escrow Agent"). Escrow Agent shall maintain the Deposit in an interest bearing account subject to the provisions of Section 13. Escrow Agent shall not disburse the Deposit except in accordance with the terms of this Agreement. At the Closing (as hereinafter defined), the Deposit shall be paid by Escrow Agent to Sellers by wire transfer of immediately available funds. In the event that this transaction is not consummated, the Deposit shall be paid as provided in Sections 8 and 13 of this Agreement. Purchaser shall be entitled to a credit for any interest earned on the Deposit unless the Deposit is forfeited, in which event interest shall be paid to Sellers. If for any reason Escrow Agent does not confirm its receipt of the Deposit by executing this Agreement on or before Monday, September 30, 1996, this Agreement shall be cancelled and shall be deemed null and void, ab initio.

      2.2. The balance of the Purchase Price ($59,550,000.00) shall be paid by Purchaser to Sellers at the Closing (as hereinafter defined), as follows:

      (a) The sum of Fifty Three Million Five Hundred Fifty Thousand and NO/100 Dollars ($53,550,000.00), plus the Stock Price Adjustment Amount (as hereinafter defined), if any, shall be paid by Purchaser in cash by wire transfer of immediately available funds to an account or accounts designated in writing by Sellers;

      (b) Hudson shall deliver to Sellers (i) a promissory note executed by Hudson in the amount of Three Million and NO/100 Dollars ($3,000,000), plus or minus any closing adjustments made pursuant to
            Section 9, in the form of Exhibit D, attached hereto and incorporated herein by reference (the "Note"); and

      (c) Purchaser shall deliver to Sellers the lesser of (i) 500,000 shares of the common stock, par value $0.001, of Hudson (the "Hudson Common Stock") or (ii) that number of shares of Hudson Common Stock that is equal to the number determined by dividing $3,000,000 by the Per Share Market Price (such number of shares of Hudson Common Stock determined in accordance with clauses (i) and (ii) above shall be referred to herein as the "Shares").

      For purposes hereof, the term "Stock Price Adjustment Amount" shall mean the amount, if any, by which (i) the product of the Per Share Market Price (as defined below) multiplied by 500,000 is less than (ii) $3,000,000, and the term "Per Share Market Price" shall mean the average closing price per share of Hudson Common Stock on NASDAQ for the five trading days immediately preceding the Closing Date. If the Closing occurs, Purchaser will be entitled to a $50,000 credit against the Purchase Price (which $50,000 represents the deposit previously paid by Purchaser to Sellers which had been forfeited).

      2.3. The Purchase Price shall be allocated among Sellers in accordance with Exhibit E hereto.

      Section 3. FEASIBILITY PERIOD.

      3.1. Purchaser commenced its due diligence investigation of the Premises on the date of the term sheet executed by Sellers and Purchaser in connection with the Premises. Purchaser shall have a period ending October 31, 1996 to review the Inspection Items and to otherwise complete its due diligence investigation and inspection of the Premises (the "Feasibility Period"). Purchaser shall have the right to terminate this Agreement at any time prior to the expiration of the Feasibility Period, by written notice to Sellers and Escrow Agent (the "Termination Notice"), if Purchaser is dissatisfied with any aspect of the Premises in Purchaser's sole discretion. If Purchaser shall terminate this Agreement pursuant to this Section 3.1 on or before the last day of the Feasibility Period, then Purchaser shall be entitled to a refund of the Deposit. If Purchaser shall not have provided notice of termination of this Agreement pursuant to this Section 3.1 during the Feasibility Period, then from and after the Feasibility Period Purchaser shall be deemed to have waived its right to terminate this Agreement as permitted under this Section 3.1 and to accept the Premises in their present condition. After the Feasibility Period, Purchaser's and Hudson's obligation to close the transactions contemplated hereby shall be unconditional, the Deposit shall be non-refundable, and neither Purchaser nor Hudson shall have any termination rights hereunder whatsoever (provided that the foregoing shall not invalidate Purchaser's remedies for any default by Sellers, as set forth in Section 8).

      The term "Inspection Items" shall mean copies of the following documents, to the extent same are in Sellers' possession (which shall mean, for all purposes hereunder, to the extent same are located in the offices of SB Planning and Management Services, 33rd Floor, Seven World Trade Center, New York, New
York), or, with respect to items (e) and (f) below, to the extent same are either located at the Hotels or at the offices of American General Hospitality, Inc., Sellers' manager for the Hotels ("Manager").

      (a) any title policies, environmental reports and surveys of or with respect to the Premises;

      (b) the Contracts (including the Statesville Ground Lease and the Franchise Agreements, as defined below);

      (c) financial statements (the "Financial Statements") for the Hotels prepared and certified by Sellers (including balance sheets, income statements and statements of changes in financial condition) for calendar years 1994 and 1995 for the first and second calendar quarters of 1996, together with an itemized breakdown of room sales per month, occupancy and ADR for such periods;

      (d) audited financial statements (the "Audited Financials") prepared and certified by the firm of Coopers & Lybrand, copies of which have been provided to Purchaser;

      (e) any guest registration records, operating permits, certificates of occupancy, municipal approvals and other governmental permits and copies of Contracts copies of which have not previously been delivered to Purchaser, which in all such cases, are kept at the Hotels; and

      (f) any books and records of the operations of the Premises necessary to confirm the accuracy of the Financial Statements and the Audited Financials, which in all such cases are kept at the Hotels or at the offices of Manager.

Within four (4) Business Days of Purchaser's request therefor, Sellers shall make available for inspection at one or more of the Hotels or at their offices in New York any Inspection Items described in clauses (e) and (f) above which are located at Manager's offices.

      Except for the representations and warranties set forth in Section 12.3 (to the extent applicable), Sellers make no representations or warranties as to the accuracy or completeness of any of the foregoing Inspection Items or other materials provided or made available to Purchaser, and

Purchaser's sole remedy for any such inaccuracy or lack of completeness shall be to terminate this Agreement during the Feasibility Period.

      3.2. (a) If Purchaser shall terminate this Agreement as permitted pursuant to Section 3.1 on or before the last day of the Feasibility Period, then Purchaser shall be entitled to a refund of the Deposit less $50,000, and Sellers shall be entitled to immediate payment from Escrow Agent of such $50,000 portion of the Deposit as option money and consideration for the Feasibility Period and the opportunity to conduct due diligence on the Premises during the Feasibility Period; provided, however, that notwithstanding the foregoing, if (i) Purchaser certifies in the Termination Notice that (x) its termination of this Agreement is based solely upon a material defect in or problem with the Premises which has been uncovered by Purchaser and was either unknown to Purchaser prior to the Date of this Agreement or the materiality or consequences of which were not understood by Purchaser prior to the Date of this Agreement, and which is described with specificity in the Termination Notice, and (y) that it has obtained financing for this transaction and is not terminating this Agreement because of an inability to obtain a commitment from a lender willing to finance this transaction, and (ii) Sellers do not provide notice to Escrow Agent that they wish to dispute the matters set forth in clause (i) of this sentence, then such $50,000 portion of the Deposit shall be refunded by Escrow Agent to Purchaser. For purposes of the immediately preceding sentence, the term "material defect in or problem with the Premises" shall mean: (i) any defect or problem with the Premises which prevents Purchaser from obtaining financing for this transaction from prospective lenders; (ii) the failure of the franchisor of the Premises currently operated as Fairfield Inns to execute and deliver to Purchaser an estoppel and comfort letter in the form contemplated by this Agreement; or (iii) the failure of the franchisor of the Premises currently operated as Cricket Inns to execute and deliver to Purchaser an estoppel and comfort letter in the form contemplated by this Agreement.

      3.3. Whether or not Purchaser terminates this Agreement as permitted pursuant to Section 3.1 hereof the non-refundable $50,000 fee paid by Purchaser to Sellers on or about August 12, 1996, upon execution of the term sheet in connection with this transaction, shall be non-refundable and fully earned by Sellers, provided that if the Closing takes place, the non-refundable $50,000 fee shall be applied as a credit against the Purchase Price in accordance with
Section 2.2 hereof.

      3.4. At least 15 days prior to the expiration of the Feasibility Period, Sellers shall, after consultation with Purchaser, prepare and provide to Purchaser a schedule setting forth all material damages to the Wilmington Property and the Raleigh Property resulting from Hurricane Fran on or about September 5, 1996, and corresponding cost estimates for their repair (such schedule shall be referred to herein as the "Damage Schedule"). Sellers shall, at their option, either (a) make any or all repairs with respect to the damage represented in the Fran Damage Schedule prior to the Closing Date, or (b) credit Purchaser at Closing with the cost of such repairs Bet forth on the Fran Damage Schedule, to the extent such repairs have not been completed prior to the Closing Date. In the event that Sellers elect to make any repairs with respect to the damage represented in the Fran Damage Schedule pursuant to this Section 3.4, Sellers agree to provide Purchaser with copies of all documentation relating to the same, including evidence of lien free completion, and to assign all related warranties and guaranties to the extent assignable to Purchaser at Closing.

      3.5. During the Feasibility Period, Sellers shall use good faith efforts (which shall not include the expenditure of any funds or the making of any changes, alterations or improvements at any Premises or otherwise) to obtain estoppel and comfort letters from the two franchisors under the franchise agreements described in Exhibit B hereto (the "Franchise Agreements") in a form reasonably satisfactory to Purchaser's prospective lender. A proposed form of such estoppel and comfort letter shall be provided to Sellers by Purchaser within 10 Business Days from the Date of this Agreement. Except as provided in this Section 3.5, Purchaser shall pay any and all fees or other costs or expenses incurred directly or indirectly in connection with such franchisors' execution and delivery to Purchaser of such estoppel and comfort letters. If Sellers fail to obtain such estoppel and comfort letters from such franchisors, then Purchaser's sole remedy shall be to terminate this Agreement during the Feasibility Period in accordance with Section 3.1 hereof and receive a full refund of its Deposit. After the Feasibility Period Purchaser shall be deemed to have waived the applicability of the foregoing provisions of this Section 3.5, provided that, if the aforesaid estoppel certificates are obtained during the Feasibility Period, Sellers shall, if so requested by Purchaser, in good faith request of the relevant franchisors a second estoppel certificate (in the same form as the first) dated as of a date within iS days of the Closing Date. Except as provided above, Purchaser shall be responsible for obtaining any and all consents or approvals required to be obtained from the franchisors under the Franchise Agreements in connection with the sale of the Premises to

Purchaser and the assignment to and assumption by Purchaser of the Franchise Agreements as contemplated hereby. Purchaser shall provide to Sellers evidence of its having obtained any such required consents or approvals at or prior to the expiration of the Feasibility Period. The transfer fees provided for in
Section 3 of Addendum Two to each of the Franchise Agreements applicable to the Fairfield Inn Properties (the "Fairfield Franchise Agreements"), which are required to be paid under the Franchise Agreements in connection with the assignment and assumption of the Franchise Agreements or the sale of Premises pursuant to this Agreement shall be paid by Sellers to the relevant franchisor(s) at or prior to the Closing (the "Addendum Two Transfer Fee"), and any other transfer fees, costs and expenses, if any, required to be paid under the Franchise Agreements in connection with the transactions contemplated hereby shall be paid by Purchaser to the relevant franchisor(s) at or prior to the Closing. Sellers shall cooperate with Purchaser in its dealings with the franchisors under the Franchise Agreements which are required pursuant to this
Section 3.5. In the event that the transactions contemplated hereby result in a default or termination of any Franchise Agreement, then from and after the Closing Date Purchaser shall be solely responsible and liable for all related costs, expenses, fees and damages and shall fully indemnify Sellers against same. Purchaser's foregoing obligations shall survive the Closing.

      3.6. Sellers and Purchaser shall cooperate and take all actions necessary, in a diligent and expeditious manner, to effectuate the inspections and reviews contemplated by this Section 3 during the Feasibility Period. Purchaser and its representatives and agents shall be provided with access to the Premises at all reasonable times (subject to the notice to Sellers required hereinafter), in order to inspect the Premises, including but not limited to, taking soil samples and test borings (upon receipt of prior written consent from Sellers as set forth hereinafter) and conducting environmental studies, engineering studies and other such inspections and reviews that Purchaser shall deem reasonably necessary to determine the condition and financial status of the Premises. Purchaser shall not make any borings or holes in any part of the Premises or otherwise damage any part of the Premises in any manner or to any extent unless prior written consent is given by Sellers thereto, which consent shall not be unreasonably withheld, and provided, further, that Sellers may prohibit any boring that might void any roof warranty and that all borings, holes, or other damage shall be repaired promptly by Purchaser.

      3.7. In the event that the transaction contemplated by this Agreement does not close for any reason, Purchaser shall have the obligation to remediate any damage caused by Purchaser or its representatives or agents to the Premises and to restore the Premises to their condition prior to Purchaser's damage, which obligation shall survive any termination of this Agreement. The terms of this Agreement and all information furnished by Sellers to Purchaser in accordance with the provisions of this Agreement or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, except as such disclosure may be required by applicable state or federal environmental laws and except that Purchaser may disclose such information to prospective investors and lenders, as well as attorneys and other parties assisting or representing Purchaser in connection with the subject transaction, provided, however, that nothing herein shall restrict or impair any disclosures which Purchaser may be required to make by virtue of rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to Purchaser, if any. The foregoing obligation to treat such information as confidential shall survive any termination of this Agreement but shall not survive Closing.

      3.8. Purchaser covenants and agrees that the Premises shall not be damaged or impaired in any way as the result of its aforesaid activities on the Premises, and hereby agrees to indemnify and hold Sellers harmless from and against any claims, causes of action, damages, expenses (including attorneys' fees) or liabilities of whatsoever nature to the extent incident to, resulting from or in any way arising out of the presence in, on or about the Premises of Purchaser, or Purchaser's agents or representatives, or out of any test or inspection conducted by or any other act or omission of Purchaser on the Premises. Such indemnity shall survive the Closing or any termination of this Agreement.

      3.9. Purchaser shall make all inspections provided for herein in good faith and with due diligence. All inspection fees, appraisal fees, engineering fees and other expenses of any kind (including, without limitation, expenses related to environmental and engineering studies) incurred by Purchaser relating to the inspection of the Premises will be solely Purchaser's expenses and will be paid timely by Purchaser, except that Purchaser shall not become liable solely by virtue of this sentence for remediation costs relating to Hazardous Materials (as defined below) discovered by Purchaser on any Property as long as Purchaser did not and does not cause, accelerate or increase, in whole or in part, directly or indirectly, the need or extent of the required remediation. Sellers hereby reserve the right to have a representative present at the time of making any such inspection. Purchaser shall cause any and all surveys, engineering reports, environmental reports, feasibility studies, title reports, audits and other tests, studies or reports prepared for or obtained by Purchaser in connection with the Premises (collectively, the "Purchaser Resorts") to be certified to Sellers as well as to Purchaser and Purchaser shall deliver a copy of each such report to Sellers promptly after receipt thereof. In making any inspection hereunder, Purchaser will, and will cause any representative of Purchaser to, use discretion so as to not disrupt any guest, tenant or customer of the Premises. Purchaser shall notify Sellers not less than one (1) Business Day in advance of making any such inspection.

      3.10. If Purchaser shall validly terminate this Agreement during the Feasibility Period pursuant to this Section 3, or if the Closing shall otherwise fail to occur, Purchaser shall return to Sellers the originals and all copies of all material relating to the Premises furnished to Purchaser pursuant to this Agreement and shall not make or retain any copies thereof and shall also deliver to Sellers the originals and all copies of the Purchaser Reports, together with an absolute assignment of all Purchaser's right, title and interest therein, and Purchaser shall not make or retain any copies thereof.

      3.11. Prior to the expiration of the Feasibility Period, the Seller which holds leasehold title to the Statesville Property shall use reasonable efforts (which shall not include the expenditure of any funds or the making of any changes, alterations or improvements at the Statesville Property or otherwise) to obtain from the ground lessor under the Statesville Ground Lease and to deliver to Purchaser an estoppel certificate (a) in the form provided for in
Article XV of the Statesville Ground Lease with the addition of an acknowledgment of the lack of necessity for approval of the proposed assignment of the Statesville Ground Lease as contemplated hereby; or (b) in such other form as may be required by Purchaser's prospective lender for the acquisition contemplated hereby and which shall be provided to Sellers within 10 Business Days after the Date of this Agreement. If such Seller fails to obtain such an estoppel certificate, Purchaser's sole remedy shall be to terminate this Agreement during the Feasibility Period in accordance with Section 3.1 hereof. After the Feasibility Period Purchaser shall be deemed to have waived the applicability of this Section 3.11, provided that, if the aforesaid estoppel certificate is obtained during the Feasibility Period, the relevant Seller shall, if so requested by Purchaser, in good faith request of the ground lessor a second estoppel certificate (in the same form as the first) dated as of a date within 15 days of the Closing Date.

      3.12. Purchaser shall provide to Sellers, at least five (5) Business Days prior to the expiration of the Feasibility Period, evidence of Purchaser's unconditional ability to finance the acquisition of the Premises and the payment of the Purchase Price pursuant to Section 2.2 of this Agreement. Sellers agree that for purposes hereof, a comfort letter from Purchaser's prospective lender which provides reasonable assurances as to the availability of financing shall constitute evidence of Purchaser's unconditional ability to finance the acquisition of the Premises and the payment of the Purchase Price.

      3.13. If this Agreement is terminated pursuant to this Section 3 and the Deposit is disbursed as set forth in this Section 3 and in Section 13, then, except as specifically set forth in this Agreement, neither party shall have any further obligations or liabilities hereunder.

      Section 4. TITLE AND SURVEY.

      4.1. Purchaser shall obtain, at its sole cost and expense a title report and survey for each of the Properties from a national title insurance company. At least five (5) days prior to the expiration of the Feasibility Period, Purchaser shall deliver copies of such title reports and surveys to Sellers and notify (the "Title Notice") Sellers which, if any, of the liens, defects, encumbrances or other matters disclosed thereby are objectionable to Purchaser (the "Title Defects"). Within two (2) Business Days after receipt by Sellers of the Title Notice, Sellers shall notify Purchaser if Sellers are willing and able to cure any of the Title Defects (the "Cure Notice"). All title defects, encumbrances and other matters which are a matter of public record on or before the expiration of the Feasibility Period or which are otherwise disclosed by Purchaser's title reports or surveys for the Properties, except for Title Defects which are objected to by Purchaser and which Sellers agree to cure in the Cure Notice, shall be deemed "Permitted Exceptions" which Purchaser shall take title subject to. Sellers shall have no obligation to cure any Title Defects, except for mortgages, mechanics liens, monetary judgments or delinquent real estate taxes, which Sellers agree to bond or pay off at or prior to the Closing. In the event Sellers are unable or unwilling to cure any Title Defects which are material to the Properties, taken as a whole, then Purchaser shall have the right, as its sole remedy, to terminate this Agreement pursuant to
Section 3.1 hereof prior to the expiration of the Feasibility Period. After the Feasibility Period, Purchaser shall be deemed to have waived its rights under this Section 4.1 and to have accepted the quality and condition of title to the Premises subject only to the Permitted Exceptions.

      Section 5. CLOSING.

      5.1. The closing of this transaction (the "Closing") shall occur on November 27, 1996 or on such sooner date as the parties may agree upon in writing (as the case may be, the "Closing Date") at 10:00 a.m. at the offices of Sellers' counsel, Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019.

      5.2. At the Closing, Sellers shall deliver to Purchaser the following:

      (a) Special or limited warranty deeds conveying fee simple title to each of the Properties other than the Statesville Property, and an assignment of the Statesville Ground Lease and all of Sellers' other interests in the Statesville Property subject only to the Permitted Exceptions;

      (b) Bills of sale conveying the Personalty and Inventory, containing special or limited warranties of title (but no warranties of any other kind);

      (c) An assignment of Sellers' interests in and to all Contracts, Permits, Intangible Rights and warranties and guarantees relating to the condition of the Premises (in each case, to the extent legally assignable), without any representations or warranties contained therein;

      (d) Originals of the Contracts and Permits, to the extent in Sellers' Possession;

      (e) A certificate of Sellers dated as of the Closing that Sellers are not foreign persons or corporations within the meaning of Sections 1445 and 7701 of the Internal Revenue Code (the "IRC");

      (f) An affidavit of title reasonably satisfactory to Purchaser's title insurance company to enable such title insurance company to issue to Purchaser a title insurance policy for the Properties without exception for mechanics' or materialmens' or other statutory liens or for the rights of parties in possession other than temporary hotel patrons;

      (g) Evidence of Sellers' due formation, good standing in Delaware, qualification to do business in the respective States in which Sellers do business, and authority to consummate the transactions contemplated hereby;

      (h) Originals of documents included in the definition of "Intangible Rights", to the extent in Sellers' possession;

      (i) An estoppel certificate from the ground lessor under the Statesville Ground Lease, if obtained pursuant to Section 3.11;

      (j) Estoppel and comfort letters from the franchisors under the Franchise Agreements, if obtained pursuant to Section 3.5; and

      (k) Such other instruments as are customarily executed by Sellers to effectuate the sale of property similar to the Premises, provided that this subpart (k) shall not require Sellers to incur expenses, liabilities or obligations in excess of those provided for elsewhere in this Agreement.

At the Closing, Sellers shall also bond or pay off any mortgages, mechanics' liens, monetary judgments or delinquent real estate taxes which encumber any Property. None of Sellers' conveyance documents shall have general warranties of title or any other representations or warranties except as specifically provided above.

      5.3. At the Closing, Purchaser shall deliver to Sellers the following:

      (a) The sum of Fifty-Three Million Five Hundred Thousand and NO/100 Dollars ($53,500,000), plus the Stock Price Adjustment Amount, if any (and Purchaser shall also cause Escrow Agent to deliver to Sellers the Escrow Deposit);

      (b) Certificates (bearing a restrictive legend, which legend Hudson shall remove following registration of the Shares as contemplated under

            Section 15.3) representing the Shares, free and clear of all liens, with all necessary share transfer and other documentary stamps attached;

      (c) Evidence of Purchaser's due formation, good standing in New York, qualification to do business in each state in which it does business, and authority to consummate the transactions contemplated hereby;

      (d) An assumption agreement pursuant to which Purchaser will assume all obligations of Sellers under or in connection with the Contracts, Permits and Intangible Rights and will agree to cooperate with Sellers to cause Sellers to be released from any future obligations or liabilities under the Contracts;

      (e)   Evidence that Purchaser has performed all of its obligations under
            Section 3.5, including, without limitation, that Purchaser has paid all fees, costs and expenses and obtained all consents and approvals required to be paid or obtained by Purchaser under Section 3.5;

      (f) Such other instruments as are customarily executed by purchasers to effectuate the purchase of property similar to the Premises, provided that this subpart (f) shall not require Purchaser to incur expenses, liabilities or obligations in excess of those provided elsewhere in this Agreement.

      5.4. At the Closing, Hudson shall deliver to Sellers the following:

      (a)   The Note (naming Sellers or any designee of Sellers as the payee);

      (b) An opinion of Hudson's counsel with respect to (i) the validity and enforceability of the Note, (ii) the valid issuance and due authorization of the Shares (which shall further include that the Shares have been fully paid, are nonassessable and are free and clear of all security interests and other encumbrances), (iii) if Sellers so elect pursuant to Section 15.7, the due authorization of the board of directors of Hudson with respect to the placement of the Sellers Nominee on Hudson's board of directors, (iv) Hudson's authority to enter into the Note and issue the Shares, and (v) other customary matters relating to the Shares and the Note (which opinion shall be customary in form and substance and shall be reasonably acceptable to Sellers);

      (c) If Sellers so elect pursuant to Section 15.7 to place a Sellers nominee on Hudson's board of directors immediately following Closing, evidence satisfactory to Sellers that the board of directors of Hudson shall have adopted a resolution authorizing the placement of the Sellers Nominee (as defined hereinafter) on the board of directors of Hudson in accordance with the terms of Section
            15.7 hereof, and approving any necessary expansion of the number of directors constituting such board of directors, all in accordance with the requirements of any corporate charter, certificate of incorporation or bylaws of Hudson;

      (d) Evidence of Hudson's due formation, good standing in New York, qualification to do business in each state in which Hudson does business, and authority to consummate the transactions contemplated hereby; and

      (e) Such other instruments as are customarily executed in similar transactions, provided that this subpart (e) shall not require Hudson to incur expenses, liabilities or obligations in excess of those provided elsewhere in this Agreement.

Sellers and Hudson agree to negotiate in good faith and attempt to reach agreement as to the form of the opinion referred to in Section 5.4(b) above prior to the expiration of the Feasibility Period.

      5.5. At the Closing, Purchaser shall, and does hereby, assume all obligations of Sellers pursuant to the Contracts, including the Statesville Ground Lease and the Franchise Agreements. Purchaser will cooperate with Sellers in all respects to cause Sellers to be released from any future obligations or liabilities under any Contract. The parties shall enter into an assignment and assumption agreement at the Closing in respect of the Contracts (the "Assignment and Assumption Agreement") which shall contain reciprocal indemnities pursuant to which Sellers shall indemnify Purchaser against liabilities arising under the Contracts prior to the Closing and Purchaser shall indemnify Sellers against liabilities arising under the Contracts after the Closing. Notwithstanding the foregoing, Purchaser shall not assume liability for any employees of Sellers or any other persons who otherwise worked at any Property prior to the Closing, and the Assignment and Assumption Agreement shall expressly exclude such liability.

      5.6. Purchaser shall pay all costs and expenses associated with obtaining any title commitments, title policies, title insurance, surveys, environmental reports and other due diligence reports with respect to the Premises. At the Closing, Purchaser and Sellers shall each pay fifty (50%) percent of all transfer taxes, conveyance fees, documentary stamps, and other similar taxes and charges imposed by any governmental authority in connection with the conveyance of the Premises to Purchaser. Purchaser shall pay all expenses in connection with the issuance of the Shares. Purchaser shall pay any recording fees relating to the deeds and other instruments of conveyance and any mortgage or deed of trust recording taxes or fees in connection with any financing obtained by Purchaser. Sellers shall pay all accounting and other fees associated with the preparation and delivery of the Audited Financials. Each party shall be responsible for its own attorneys' fees and other professional fees. Except as otherwise provided herein or elsewhere in this Agreement, all other costs associated with the Closing will be borne by Purchaser.

      Section 6. DELIVERY OF POSSESSION. Sellers shall deliver actual and exclusive possession of the Properties to Purchaser on the Closing Date.

      Section 7. CASUALTY AND CONDEMNATION.

      7 1. If, prior to the Closing, any Material Portion (as defined below) of any Hotel shall be destroyed by one or more incidents of fire or other casualty, Sellers shall, promptly after learning of same, give Purchaser notice of such occurrence, and Purchaser shall, within ten (10) days after receipt of such notice, elect either (a) to exclude such Hotel from the Premises to be sold and purchased under this Agreement, in which event the Purchase Price shall be reduced by the Purchase Price Reduction Amount (as defined below) and such Hotel and all related property shall be excluded from this transaction and retained by the applicable Seller, or (b) to acquire such Hotel along with the remainder of the Premises without any adjustment to the Purchase Price and close the transaction contemplated hereby as scheduled, in which event Purchaser shall have the right to Participate in the adjustment and settlement of any insurance claim relating to such damage, and Sellers shall assign and/or pay to Purchaser at the Closing all insurance proceeds collected or claimed with respect to said damage. If Purchaser does not make any election within said ten (10) day period, or if the fire or other casualty does not result in a loss of a Material Portion of any Hotel, Purchaser shall be deemed to have elected to close this transaction as provided in (b) above. The term "Material Portion" means any portion having a value in excess of $5 million. The term "Purchase Price Reduction Amount" shall mean, with respect to any Hotel which is excluded from the Premises to be sold and purchased hereunder pursuant to this Section 7.1, or pursuant to Section 7.2 below, the portion of the Purchase Price allocable to such Hotel pursuant to Exhibit E.

      7.2. If, prior to the Closing, any proceeding (judicial, administrative or otherwise) which shall relate to the proposed taking of a Material Portion of any Hotel by condemnation or eminent domain or any action in the nature of eminent domain, is commenced, Sellers shall promptly after learning of same give Purchaser notice of such occurrence and Purchaser shall, within ten (10) days after receipt of such notice, elect either (a) to exclude such Hotel from the Premises to be sold and purchased pursuant to this Agreement, in which event the Purchase Price shall be reduced by the Purchase Price Reduction Amount and such Hotel and all related property shall be excluded from this transaction and retained by the applicable Seller or (b) to acquire such Hotel along with the remainder of the Premises without any adjustment to the Purchase Price and close the transaction contemplated hereby as scheduled, in which event Purchaser shall have the right to participate in the proceedings affecting such Hotel and the entire award from such proceedings shall be paid or assigned to Purchaser at the Closing. If Purchaser does not make any election within said ten (10) day period, or if the proposed taking does not result in a loss of a Material Portion of any Hotel, Purchaser shall be deemed to have elected to close this transaction as provided in (b) above.

      Section 8. REMEDIES.

      8.1. If this transaction fails to close by reason of Purchaser's or Hudson's failure to perform its obligations under this Agreement, and such failure is not cured within five (5) days after notice thereof from Sellers to Purchaser, then the Deposit shall be paid by Escrow Agent to, and shall be retained by, Sellers as full liquidated damages, the parties hereby acknowledging and agreeing that the amount of Sellers' actual damages in such circumstances would be difficult, if not impossible, to determine. Sellers shall have no obligation to close the transactions contemplated hereby if either Hudson or Purchaser shall fail to perform or shall be in breach of its obligations hereunder. It shall be a condition to Sellers' obligation to close hereunder that no material adverse change shall have occurred in the condition, financial results or operations of Hudson or Purchaser after the Date of this Agreement.

      8.2. If this transaction fails to close by reason of Sellers' failure to perform their obligations under this Agreement and such failure is not cured within five (5) days after notice thereof from Purchaser to Sellers, then Purchaser shall be permitted to seek specific performance as its sole remedy, provided that if Sellers are unable or unwilling to convey the Premises to Purchaser at Closing in accordance with Section 5.2 then Purchaser shall also be permitted, as an alternative to seeking specific performance, to terminate this Agreement and obtain a refund of the Deposit as its sole remedy. Purchaser's remedies for breach shall be limited to those specified in the immediately preceding sentence.

      Section 9. PRORATIONS. All income (excluding cash on hand and accounts receivable, which shall be and remain the property of Sellers), current operating expenses, association or trade group dues, accounts payable, real estate taxes, other taxes and assessments, all utilities, water and sewer charges, transferable license or permit fees, real estate and personal property ad valorem taxes (provided that, personal property ad valorem taxes shall not be prorated to the extent that Purchaser provides to Sellers evidence prior to the expiration of the Feasibility Period that local law where any of the Hotels are located would require Purchaser to pay such taxes that have already been paid by or on behalf of the respective Seller), phone bills, office bills, prepayments made under the Contracts and other income and expenses from or relating in each case to the Premises shall be adjusted and prorated as of the Closing, with Purchaser being entitled to all income and responsible for all expenses accruing after the Closing and Sellers being entitled to all income and responsible for all expenses accruing prior to the Closing. Sellers shall provide Purchaser with a list of all contracts subject to prorations for Purchaser's review at least two (2) weeks prior to Closing. Sellers and Purchaser agree that inventories at any of the Hotels shall not be prorated. If any items of income or expense are unascertainable on the Closing Date, a readjustment of such charges and expenses shall be made within sixty (60) days after the Closing or, in the case of property taxes for which tax bills are not yet available, promptly after such tax bills become available. The parties agree to cooperate in good faith in effecting such a final reconciliation and each party shall promptly pay (or reimburse the other party for) any expense item that is chargeable to the former party and shall promptly remit any income item to the other party if the other is entitled thereto. Sellers shall use reasonable efforts to arrange for the rendition of final bills by the utility companies involved as of the Closing Date. Sellers shall use reasonable efforts to provide Purchaser with accountings for vending machines and commissions as of the Closing Date. Sellers shall credit Purchaser with the cost of repairs that have not been completed as of Closing with respect to damage caused by Hurricane Fran as set forth on the Fran Damage Schedule, as more fully set forth in Section 3.4.

      Guest room revenues of the Premises, whether in cash or in accounts receivable, arising from occupancy for the night beginning on the day preceding the Closing Date, including any tax thereon, but exclusive of food, beverage, telephone and similar charges (which shall be retained by Sellers), shall be credited one half to Purchaser and one half to Sellers. Sellers shall collect all income and other sums payable by tenants or guests (or otherwise) and shall be responsible for the payment of all expenses on account of services and supplies furnished to and for the benefit of the Premises through the Closing. Purchaser shall purchase and Sellers shall be credited for guest ledger receivables and for any and all cash that is in the cash drawer of each of the Hotels on the Closing Date. On the Closing Date, Sellers will not remove any other house funds or petty cash from the Premises until Purchaser is ready to start its operations. Purchaser shall be credited with all deposits from tenants or guests of the Premises (whether refundable or not) which relate to post-Closing services. Sellers shall remit to Purchaser at Closing all prepaid room charges for nights after the Closing Date. In addition, at Closing, Sellers shall deliver to Purchaser a schedule of all unpaid accounts receivable and other unpaid income items as of Closing. All such accounts receivable and other income items paid to and collected by Purchaser after Closing shall be promptly remitted to the order of Sellers. Except for sums actually received by Purchaser pursuant to the immediately preceding sentence, Purchaser shall assume no obligation to collect or enforce the payment of any amounts that may be due to Sellers, except that Purchaser shall render reasonable assistance, at no expense to Purchaser, to Sellers after Closing in the event Sellers proceed against any third party to collect any accounts receivable or other income items due Sellers. Purchaser shall have the right to pursue collection of such items after the Closing without Sellers' consent or involvement.

      In the event any adjustments pursuant to this Section 9 are, within one
(1) year subsequent to Closing, found to be erroneous, then if either party hereto is entitled to additional monies and shall invoice the other party for such additional amounts as may be owing, such amounts shall be paid promptly by the other party upon receipt of the invoice. Such invoice shall be accompanied by reasonable substantiating evidence.

      The provisions of this Section 9 shall survive the Closing.

      Section 10. NOTICES. Any notice to be given by either Sellers or Purchaser shall be in writing and shall be either delivered personally or by certified or registered U.S. Mail, postage prepaid, or by overnight courier delivery service with charges to the sender, as follows:

To Sellers:         SB Motel Richmond Corp.
                    SB Motel Durham Research Triangle Park Corp.
                    SB Motel Cary Corp.
                    SB Motel Statesville Corp.
                    SB Motel Wilmington Corp.
                    SB Motel Columbia Corp.
                    SB Motel Charleston Corp.
                    SB Motel Albany Corp.
                    SB Motel Virginia Beach Corp.
                    SB Motel Durham-Duke Corp.
                    SB Motel Raleigh Corp.
                    SB Motel Charlotte 185 Corp.
                    Seven World Trade Center, 33rd Floor
                    New York, New York  10048
                    Attn: John P. Buza, Vice President

With copies to:     Wachtell, Lipton, Rosen & Katz
                    51 West 52nd Street
                    New York, New York  10019
                    Attn:  Robin Panovka

To Purchaser:       Hudson Hotels Properties Corp.
                    One Airport Way, Suite 200
                    Rochester International Airport
                    Rochester, NY  14624
                    Attn.: E. Anthony Wilson, Chairman

With copies to:     Boylan, Brown, Code, Fowler, Vigdor
                         & Wilson, LLP
                    2400 Chase Square
                    Rochester, NY 14604
                    Attn: Stephens M. Fowler

To Hudson:          Hudson Hotels Corporation
                    One Airport Way, Suite 200
                    Rochester International Airport
                    Rochester, NY  14624
                    Attn.:  E. Anthony Wilson, Chairman

With copies to:     Boylan, Brown, Code, Fowler, Vigdor & Wilson, LLP
                    2400 Chase Square
                    Rochester, NY  14604
                    Attn:  Stephens M. Fowler

To Escrow Agent:    Lawyers Title Insurance Corporation
                    708 Third Avenue
                    New York, NY  10017
                    Attention:  Stephanie Butler

Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or by receipt set forth on the verification of delivery or return receipt. The inability to deliver because of a changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of the notice, demand or other communication as of the date of such attempt to transmit or deliver or rejection or refusal to accept. Any party may change addresses for notices by delivering written notice of such change in accordance with this
Section 10.

      Section 11. BROKERAGE COMMISSIONS. Purchaser, Hudson and Sellers each represent and warrant to the other that such party has not dealt with or employed any broker or agent in connection with this transaction and that, to such party's knowledge, no commission or finder's fee will be owing to any third party in connection with this transaction. Sellers agree to, and hereby do, indemnify and save harmless Purchaser and its affiliates and their respective successors and assigns from and against any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based in whole or in part on any agreements or understandings entered into with Sellers or their representatives for a commission or other compensation. Purchaser and Hudson agree to, and hereby do, indemnify and save harmless Sellers and their affiliates and respective successors and assigns against and from any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commission or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based on any agreements or understandings entered into with Purchaser or its representatives for commissions or other compensation. The indemnities set forth in this Section 11 shall survive the Closing.


      Section 12. REPRESENTATIONS AND WARRANTIES.

      12.1. Purchaser represents and warrants to Sellers that:

      (a) Purchaser is, and as of the Closing shall be, a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has and as of the Closing shall have all requisite power to enter into and perform its obligations under this Agreement and under any other document or instrument required to be executed and delivered on behalf of Purchaser hereunder.

      (b) Purchaser is, and as of the Closing shall be, authorized to enter into this Agreement and to consummate the transactions contemplated hereby, and the individuals executing this Agreement on behalf of Purchaser are also duly authorized to execute this Agreement and to bind Purchaser to consummate such transactions. The execution of this Agreement by Purchaser shall, within five (5) Business Days of the Date of this Agreement, be duly authorized by proper corporate action, including by resolution of the board of directors of Purchaser. If evidence of such due authorization is not provided to Sellers within such period referenced above, Sellers shall have the right to terminate this Agreement.

      (c) Purchaser is not nor as of Closing shall be a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax regulations).

      (d) Neither the entry into nor compliance with this Agreement by Purchaser has resulted, or as of Closing will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing corporate charter, certificate of incorporation or bylaws of Purchaser.

      (e) There is no action, suit or proceeding, pending or, to Purchaser's knowledge, threatened, against Purchaser in any court or before any arbitrator or before any governmental body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument required hereunder to be entered into by Purchaser or (b) could materially and adversely affect the ability of Purchaser to perform its obligations hereunder.

      (f) Except as contemplated hereby, neither the execution and delivery by Purchaser hereof nor the consummation by Purchaser of the transactions contemplated hereby in accordance with the terms hereof, will require any consent, approval or authorization of, or declaration, filing or registration with, any government authority.

      (g) To Purchaser's knowledge, there is no litigation affecting the Purchaser which could materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement or any other agreement or instrument required hereunder to be entered into by Purchaser.

The term "Purchaser's knowledge" or any similar phrase, as used above, shall mean the actual knowledge, without specific investigation, of E. Anthony Wilson, the Chairman and CEO of Purchaser or Bruce A. Sahs, the President and COO of Purchaser.

      12.2. Hudson represents and warrants to Sellers that, as of the date hereof and as of the Closing Date:

      (a) Hudson is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite power to enter into and perform its obligations under this Agreement, the Note and any other document or instrument required to be executed and delivered by Hudson hereunder.

      (b) Hudson is authorized to enter into this Agreement and the Note and to consummate the transactions contemplated hereby and thereby, and the individuals executing this Agreement and the Note on its behalf are also duly authorized to execute this Agreement and the Note and to bind Hudson to consummate such transaction. The execution of this Agreement and the Note by Hudson shall, within five (5) Business Days of the Date of this Agreement, be duly authorized by proper corporate action, including by resolution of the board of directors of Hudson. If evidence of such due authorization is not provided to Sellers within such period referenced above, Sellers shall have the right to terminate this Agreement.

      (c) Hudson is not a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax regulations).

      (d) There is no action, suit or proceeding, pending or, to Hudson's knowledge, threatened, against either Hudson in any court or before any arbitrator or before any governmental body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement, the Shares, the Note or any other agreement or instrument required hereunder or thereunder to be entered into by Hudson or (b) except as disclosed in Exhibit G attached hereto, could materially and adversely affect the ability of Hudson to perform its obligations hereunder or thereunder.

      (e) The authorized capital stock of Hudson as of the date hereof consists and as of Closing shall consist of 20,000,000 shares of Hudson Common Stock and 10,000,000 shares of Hudson Preferred Stock. As of August 31, 1996 there are

            4,415,805 shares of Hudson Common Stock and 294,723 shares of Hudson Preferred Stock issued and outstanding. All such issued and outstanding shares of Hudson Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

      (f) As of the Closing the Shares to be acquired pursuant to this Agreement shall be duly authorized for issuance, and upon issuance will be duly and validly issued, fully paid, nonassessable and free of preemptive rights.

      (g) Except as contemplated hereby, neither the execution and delivery by Hudson hereof nor the consummation by Hudson of the transactions contemplated hereby in accordance with the terms hereof, will: (i) conflict with or result in any breach or violation of, or default under, or result in the acceleration of, any obligation under any existing corporate charter, certificate of incorporation or bylaws of Hudson; (ii) violate or conflict with any statute, regulation, judgment, order, writ, decree or injunction applicable to Hudson or any of its subsidiaries; (iii) violate or conflict with or result in a breach of any provision of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien upon any of the properties of Hudson or any of its subsidiaries under, or result in being declared void, void able or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Hudson or any of its subsidiaries is a party, or by which Hudson or any of its subsidiaries or any of its properties is bound or affected; or (iv) require any consent, approval or authorization of, or declaration, filing or registration with, any government authority, other than any filings required under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws") (collectively, the "Regulatory Filings") and any filings required to be made with any national securities exchange on which the Hudson Common Stock is listed.

      (h) Hudson has filed with the SEC a registration statement in connection with Hudson's initial public offering of Hudson Common Stock, and all exhibits, amendments and supplements thereto (collectively, the "Hudson Registration Statement"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the Hudson Registration Statement (collectively, the "Hudson Resorts"). The Hudson Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by Hudson under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Hudson Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no unresolved violation asserted by any government authority with respect to any of the Hudson Reports. The Hudson Reports disclose all adverse matters with respect to Hudson which are known to Hudson and required by applicable law to be disclosed by Hudson on the Hudson Reports.

      (i) Each of the balance sheets included in or incorporated by reference into the Hudson Reports (including the related notes and schedules) fairly presented the financial Position of the entity or entities to which it relates as of its date and each of the statements of operations, shareholders' equity (deficit) and cash flows included in or incorporated by reference into the Hudson Reports (including any related notes and schedules) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved.

      (j) Except as disclosed in the Hudson Reports filed with the SEC prior to the date hereof, as of the date of this Agreement, Hudson and each of its subsidiaries has and as of the Closing Date Hudson and each of its subsidiaries shall have conducted its business only in the ordinary course and has and shall have acquired real estate and other assets and entered into financing arrangements in connection therewith only in the ordinary course of such business, and as of the Date of this Agreement there has not and as of the Closing Date there shall have not been (a) any declaration, setting aside or payment of any dividend or other distribution with respect to the Hudson Common Stock, (b) any commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by Hudson or any of its subsidiaries, other than Commitments which would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect or (c) any change in Hudson's accounting principles, practices or methods. Since June 30, 1996 there has not been, and as of the Closing Date there shall not have been, an adverse change in the condition or financial results of Hudson.

      (k) The affirmative vote of the board of directors of Hudson (which shall be obtained within five (5) Business Days after the Date of this Agreement) is the only vote necessary to approve this Agreement and the Note and the transactions contemplated hereby and thereby. No shareholder vote by the shareholders of Hudson is required in connection with this transaction.

      (1) Hudson has entered into this Agreement and agreed to provide the Note to Sellers and the Shares to Sellers (indirectly, through delivery thereof to Purchaser for delivery to Sellers) and to otherwise perform its obligations hereunder at Purchaser's request in order to induce

            Sellers to enter into this Agreement with Purchaser. Hudson, being the owner of 100%: of the stock of Purchaser (directly or indirectly) will derive material benefits from this transaction and has received fair and adequate consideration for its entry into and performance of this Agreement (including, without limitation, payment of a portion of the Purchase Price, payment and performance of the Note, issuance of the Shares, and performance of the covenants set forth in Section 15 and elsewhere in this Agreement). Hudson understands that its agreements herein with respect to the Note, the Shares and otherwise constitutes material consideration to Sellers for entering into this Agreement without which Sellers would not have entered into this Agreement.

The term "Hudson's knowledge" or any similar phrase, as used above, shall mean the actual knowledge, without specific investigation, of E. Anthony Wilson, the Chairman and CEO of Hudson or Bruce A. Sahs, the Executive Vice President and COO of Hudson.

      12.3. Sellers represent and warrant to Purchaser, and to Hudson with respect to Sections 12.3(e) and (m) through (o) only, as follows:

      (a) Sellers are, and as of the Closing shall be, corporations, duly organized, validly existing and in good standing under the laws of the state of Delaware, and have, and as of the Closing shall have, all requisite power to enter into and perform their obligations under this Agreement and under any document or instrument required to be executed and delivered on behalf of Sellers hereunder.

      (b) Sellers are, and as of Closing shall be, authorized to enter into this Agreement and to consummate the transaction contemplated hereby, and the individuals executing this Agreement on behalf of Sellers are also duly authorized to execute this Agreement and to bind Sellers to consummate such transaction. The execution of this Agreement by Sellers has been duly authorized by proper corporate action, including by resolution of the board of directors of each Seller.

      (c) No Seller either is or as of Closing shall be a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax regulations).

      (d) Neither the entry into nor compliance with this Agreement by Sellers has resulted, or as of Closing will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing corporate charter, certificate of incorporation or bylaws of any Seller.

      (e) There is no action, suit or proceeding pending or, to Sellers' knowledge, threatened, against Sellers in any court or before any arbitrator or before any governmental body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument required hereunder to be entered into by Sellers or (b) could materially and adversely affect the ability of Sellers to perform their obligations hereunder.

      (f) There are no pending or, to the knowledge of Sellers, threatened, condemnation or similar proceedings affecting the Premises, or any portion thereof, to which any Seller is a party.

      (g) To Sellers' knowledge, except as disclosed in the Inspection Items there are no options to purchase, rights of first refusal or other similar agreements with respect to the Premises which give anyone the right to purchase the Premises or any part thereof. To Sellers' knowledge (based on inquiry of the management company which manages the Hotels), there are no contracts or agreements which affect or relate to the Premises, except for the Contracts and Permits. Except as set forth in Exhibit F attached hereto, Sellers have no knowledge of any unpaid bill or claim in excess of $35,000 in connection with the construction, repair or replacement of the Premises which is past due or was incurred outside the ordinary course of business, except for such bills or claims as Sellers are required to pay or bond off at the Closing. Except as disclosed by the Inspection Items, to Sellers' knowledge there are no agreements to which any

            Seller is a party and which will be binding upon Purchaser which require any reduction, concession or abatement of room rates, except in the ordinary course of business.

      (h) To Sellers' knowledge, the Financial Statements for each of the Hotels that have been made available to Purchaser pursuant to this Agreement are true, correct and accurate in all material respects and fairly present the results of operations of the Premises for the periods covered thereby.

      (i) To Sellers' knowledge, each Seller has filed all federal, state, county and local tax returns required to be filed by such Seller and has paid all taxes, interest and penalties that have become due and payable by such Seller. To Sellers' knowledge, there is no tax deficiency or penalty owing with respect to Sellers or the Premises.

      (j) To Sellers' knowledge, Sellers do not lack any permit, license, certificate or authority necessary for the present use and occupancy of each of the Properties.

      (k) To Sellers' knowledge, except as set forth in the Inspection Items, the Premises are in compliance in all material respects with all statutes, laws, ordinances, rules, regulations, orders and directives (including, without limitation, all building, health, zoning, fire, labor, environmental control and antipollution laws, ordinances, rules, regulations or directives) of any and all governmental agencies pertaining to the use or occupancy of the Premises. To Sellers' knowledge, except as set forth in the Inspection Items (including, without limitation, the environmental reports listed in Exhibit H hereto (the "Environmental Reports"), copies of which Purchaser acknowledges receiving), Sellers and the Premises are not under investigation or threatened investigation for failure to comply with any statutes, laws, ordinances, rules, regulations, orders and directives of any governmental agency pertaining to the use, generation, dumping, releasing, burying or disposing of or emitting of any materials or substances now or heretofore defined as "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," or other similar designations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. s 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. S 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. S 1801, et seq. and other laws, whether or not of a similar nature, applicable to the Premises and adopted by, enacted in or applicable to the states where the Premises are located. To Sellers' knowledge, except as may be set forth in the Environmental Reports, the Premises have never appeared on any federal or state registry of active or inactive hazardous waste disposal sites. Sellers have never received any notice of claim from a governmental agency concerning the alleged release or threatened release of Hazardous Materials at the Premises.

      (l)   Sellers have no employees.

      (m) Within ten (10) Business Days of the Date of this Agreement and as of Closing, Sellers shall (i) acknowledge that Hudson is a public company and (ii) confirm that they have had an opportunity to review the periodic filings of Hudson with the SEC, had an opportunity to ask questions of officials of Hudson concerning the business of Hudson, and otherwise had the opportunity to obtain such information as they deemed necessary to making their decision to accept the Shares as partial payment of the Purchaser Price and upon the terms and conditions set forth in this Agreement.

      (n) The Shares are not and as of Closing shall not be purchased for resale, resyndication, distribution, subdivision or fractionalization thereof nor will the Shares be Purchased with a view to or for sale in connection with any distribution within the meaning of the Securities Act of 1933, as amended.

      (o) Each Seller is and as of Closing shall be an "Accredited Investor", as defined in Regulation D under the Securities Act of 1933, as amended.

      (p) To Sellers' knowledge, except as disclosed in Exhibit I attached hereto, there is no litigation affecting Sellers or the Premises that is likely to have a material adverse affect on the Premises.

      (q) As of Closing, all rooms located in the Hotels will be in habitable condition, subject to ordinary ongoing maintenance.

Sellers make no representations or warranties to Purchaser or Hudson other than as specifically set forth herein. The term "Sellers' knowledge" or any similar phrase, as used above, shall mean the actual knowledge, without specific investigation or inquiry (except as specifically provided above), of John P. Buza, vice president of each of the Sellers. No claim may be asserted against Sellers under the foregoing representations and warranties unless upon execution of this Agreement the aforesaid John P. Buza had actual knowledge of the falsity or inaccuracy thereof. Notwithstanding any provision hereof to the contrary, each Seller makes the aforesaid representations and warranties only as to such Seller and its Property, and no Seller shall be liable or responsible for any breach of any representation or warranty which relates to any other Seller or any Property owned by any other Seller. The Premises will, on the Closing Date, be transferred "as is," without warranty or representation of any kind or character except as specifically set forth herein, including without limitation without any representations as to physical condition, value, compliance with legal requirements or the existence or status of contracts affecting the Premises. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THERE IS NO WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A SPECIFIC PURPOSE OR AS TO THE CONDITION OF ANY PROPERTY. Purchaser will make inspection of the Premises as it deems appropriate, and has not received any warranties or representations of any kind, whether written or oral, except as specifically set forth herein. Purchaser shall, and effective as of the Closing Date does hereby, assume and agree to indemnify Sellers from and against all obligations and liabilities arising in connection with the Premises from and after the Closing Date. The scope of such indemnification shall not include adverse environmental conditions which existed or originated prior to the Closing Date but which are disclosed or manifest themselves after the Closing Date. Purchaser's and Hudson's sole remedy for breaches or violations of the foregoing representations and warranties which are uncovered prior to the expiration of the Feasibility Period shall be to terminate this Agreement pursuant to Section 3 prior to the expiration of the Feasibility Period. The truth or accuracy of the foregoing representations and warranties shall not be a condition to Closing and shall not give rise to any right to terminate this Agreement after the Feasibility Period. However, the foregoing shall not constitute a waiver of Purchaser's rights to make claims against Sellers after the Closing for breach of the foregoing representations and warranties, subject to the limitations set forth below. Except as may be otherwise expressly stated to the contrary above, Sellers' foregoing representations and warranties are made only as of the Date of this Agreement (and not as of the Closing Date), but Sellers agree that if they become aware of any matter which would be inconsistent with any representation or warranty if such representation or warranty were made as of the Closing Date then Sellers shall disclose such matter to Purchaser.

      12.4. Except as provided in Section 12.5, each of the representations and warranties contained in Sections 12.1 and 12.3 (collectively, the "Base Reps") shall survive the Closing until the first anniversary of the Closing Date or, in the case of the representations and warranties set forth in Section 12.3, until a sale, assignment or other transfer of the Premises (or any part thereof) by Purchaser, if sooner. No claim may be asserted by either party under the foregoing representations or warranties after the expiration of such survival period, and all claims for breach of such representations and warranties asserted during such survival period may continue to be asserted after such survival period only if during the survival period the claiming party provided the other party specific and detailed written notice thereof and commenced and diligently prosecuted a law suit against the other in connection therewith. The parties agree that, except as provided in Section 12.5 but notwithstanding any other provision hereof to the contrary, (i) no claim may be asserted against Purchaser or Sellers under the Base Reps unless the aggregate amount of all claims under the Base Reps (and the Ninety Day Covenants as provided in Section
14.7 as applicable to Sellers) against Purchaser or Sellers, as the case may be, is in excess of $100,000, and (ii) the maximum aggregate liability of each of Purchaser and Sellers under or in connection with the Base Reps (and the Ninety Day Covenants as provided in Section 14.7 as applicable to Sellers) (as a result of any breach thereof or inaccuracy therein, or otherwise) shall not exceed $3 million, and neither Purchaser nor Sellers shall have liability under or in connection with the Base Reps (and the Ninety Day Covenants as provided in Section 14.7 as applicable to Sellers) in excess of such maximum aggregate amount. Notwithstanding any provision hereof to the contrary, no claim may be asserted against Sellers for breach of Section 12.3(q) later than seven (7) Business Days after the Closing Date, and any claim asserted prior to such time must be specific as to the breach being asserted.

      12.5. Each of the representations and warranties contained in Section 12.2, and, notwithstanding Section 12.4 above, the representations and warranties set forth in Sections 12.3(m), (n) and (o) to the extent that such representations and warranties are applicable to the Shares (the representations and warranties set forth in Section 12.2 and the aforesaid representations and warranties set forth in Section 12.3(m), (n) and (o) being hereinafter referred to as the "Shares/Note Reps") shall survive the Closing until the later to occur of (i) the first anniversary of the Closing Date and (ii) such time as Sellers no longer own any of the Shares and the Note has been paid in full. No claim may be asserted by Sellers under the Shares/Note Reps after the expiration of such survival period, and all claims for breach of such representations and warranties asserted during such survival period may continue to be asserted after such survival period only if during the survival period the claiming party provided the other party specific and detailed written notice thereof and commenced and diligently prosecuted a law suit against the other in connection therewith. The parties agree that, notwithstanding any provision hereof to the contrary, (i) no claim may be asserted against Hudson or Sellers under the Shares/Note Reps unless the aggregate amount of all claims against Hudson or Sellers, as the case may be, under the Shares/Note Reps is in excess of $100,000, and (ii) the maximum aggregate liability of each of Hudson and Sellers under or in connection with the Shares/Notes Reps (as a result of any breach thereof or inaccuracy therein, or otherwise) shall not exceed $6 million, and neither Hudson nor Sellers shall have liability under the Shares/Note Reps in excess of such maximum aggregate amount.

      12.6. Purchaser acknowledges that Sellers have orally disclosed to Purchaser the unresolved disagreements and disputes between certain of the Sellers and the franchisor under the Franchise Agreements for the Cricket Inn Properties. Sellers shall deliver to Purchaser within five (5) Business Days of the Date of this Agreement a writing which shall further explain such matters. Purchaser agrees that if it is dissatisfied with the Premises or this transaction because of the aforesaid matters, Purchaser's sole remedy shall be to terminate this Agreement during the Feasibility Period, and in no event shall Purchaser assert a breach of any representation or warranty by Sellers or any other claim against Sellers in connection therewith.

      Section 13. ESCROW.

      13.1. Escrow Agent hereby acknowledges receipt of the Deposit and agrees to hold the Deposit in escrow until the Closing or sooner termination of this Agreement and shall pay over and apply the proceeds thereof in accordance with the terms of this Agreement. If, for any reason, the Closing does not occur and either Purchaser or Sellers makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such five (5) Business Day period, or if for any reason Escrow Agent in good faith shall elect not to make such payment, or in the event of any other dispute between Purchaser and Sellers, Escrow Agent shall either continue to hold the Deposit until otherwise directed by written instructions from the parties to this Agreement or until a final judgment (beyond any applicable appeal period) by a court of competent jurisdiction is rendered disposing of such Deposit, or shall have the right to deposit the escrowed funds in a court of competent jurisdiction pursuant to CPLR 1006 or any other applicable statute. Upon delivery of the Deposit to either Purchaser, Sellers or a court of competent jurisdiction under and pursuant to this Section 13, Escrow Agent shall be relieved of all liability, responsibility or obligation with respect to or arising out of the Deposit and any and all of its obligations therefrom. Escrow Agent shall be liable as a depository only and its duties hereunder are limited to the safekeeping of the Deposit and the delivery of same in accordance with the terms of this Agreement.

      13.2. Purchaser and Sellers hereby agree to indemnify, defend and hold harmless Escrow Agent from and against any cost and expense Escrow Agent may incur as a result of its agreement to act as Escrow Agent. Purchaser and Sellers shall be equally responsible for such indemnity.

      13.3. Escrow Agent shall not have any liability or obligation for loss of all or any portion of the Deposit by reason of the insolvency or failure of the institution or depository with whom the Deposit has been made. The parties acknowledge that Escrow Agent shall deposit and maintain the Deposit with Chemical Bank and the parties agree that said institution is acceptable.

      13.4. Escrow Agent shall not be liable to Purchaser or Sellers, or any other party, for any action taken or omitted to be taken by it in good faith; and Escrow Agent shall not be responsible to any party for the consequences of any oversight or errors of judgment on its part, nor be answerable to any party for any loss, cost or expense unless same shall occur through Escrow Agent's gross negligence or willful misconduct.

Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

      13.5. Escrow Agent shall have the right to act in reliance upon any document, instrument or signature believed by it to be genuine and to assume that any person purporting to give any notice or instruction in accordance with the provisions hereof has been duly authorized to do so.

      13.6. Escrow Agent shall execute this Agreement solely to acknowledge its obligations as Escrow Agent hereunder.

      Section 14. SELLERS COVENANTS.

      14.1. Following the date of this Agreement and to and including the Closing, Sellers shall, or shall cause the manager of the Premises to, continue normal maintenance and management of the Premises and operation and marketing of the Hotels in the ordinary course of business. Sellers will terminate their existing management agreement at or prior to Closing. If requested by Purchaser, Sellers will cooperate with Purchaser in its attempt to negotiate an agreement with Sellers' management company for such management company to continue managing the Properties on Purchaser's behalf and at Purchaser's cost for one month following the Closing in order to facilitate the transition of ownership. No claim may be asserted under this Section 14.1 after the Closing.

      14.2. All taxes levied against the Premises which were or shall be due and payable prior to the Closing shall be paid in full by Sellers on or prior to the Closing.

      14.3. All payments which are due and payable prior to the Closing Date under any Contract shall be made by Sellers at or prior to the Closing. Sellers shall not enter into new contracts or amend, cancel or renew any existing Contracts after the Date of this Agreement except in the ordinary course of business. Any such new Contract entered into after the Date of this Agreement shall, unless Purchaser otherwise consents, provide that it may be cancelled on not more than 30 days' notice by Sellers at no penalty or cost.

      14.4. Sellers shall maintain the present level of fire and casualty insurance on the Premises up to and including the Closing.

      14.5. Sellers shall deliver to Purchaser a report itemizing room sales per month, occupancy and ADR through a date which is not later than one month prior to the Closing Date.

      14.6. Prior to the Closing Date, Sellers shall not deplete inventories of any of the Hotels below their normal levels. Purchaser shall have seven (7) Business Days following Closing to confirm that Sellers did not breach this covenant and to assert any related claim (Purchaser hereby waiving any right to assert any such claim after such seven (7) Business Day Period), except that,
(i) no claim may be asserted against Sellers under this Section 14.6 unless the aggregate amount of all claims under this Section 14.6 against Sellers is in excess of $15,000, and (ii) the maximum aggregate liability of Sellers under or in connection with this Section 14.6 (as a result of any breach hereof or inaccuracy therein, or otherwise) shall not exceed $120,000, and Sellers shall not have liability under or in connection with this Section 14.6 in excess of such maximum aggregate amount.

      14.7. No claim may be asserted by either party for breach of the covenants contained in Sections 14.2, 14.3, and 14.4 (collectively, the "Ninety Day Covenants") except during the 90 day period immediately following the Closing and all claims for breach of such Ninety Day Covenants asserted during such period may continue to be asserted after such period only if during such period the claiming party provided the other party specific and detailed written notice thereof and commenced and diligently prosecuted a law suit against the other in connection therewith. The parties agree that (i) no claim may be asserted against Sellers under the Ninety Day Covenants unless the aggregate amount of all claims under the Ninety Day Covenants against Sellers is in excess of $100,000, and (ii) the maximum aggregate liability of Sellers under or in connection with the Ninety Day Covenants and the Ease Reps, in the aggregate shall not exceed $3 million, and Sellers shall not have liability under or in connection with the Ninety Day Covenants and/or the Base Reps in excess of such maximum aggregate amount.

      14.8. None of the Sellers' covenants set forth in this Agreement shall survive the Closing unless otherwise expressly set forth herein.

      Section 15. HUDSON COVENANTS.

      15.1. For as long as Sellers own any of the Shares, Hudson shall provide at least 30 days' prior written notice to

Salomon Brothers Inc (at the address for Sellers set forth herein) of any equity offering of Hudson ("Equity Offering") and an opportunity to make the first offer to underwrite such offering. Provided that Salomon Brothers Inc shall submit a written proposal to Hudson with respect to such underwriting within 20 days after written notice from Hudson that it proposes to have such Equity Offering, and provided further that, after reviewing whether Salomon Brothers Inc's proposal has terms, pricing, a fee structure and any other pertinent business terms substantially similar in Hudson's judgment to those available from an alternative underwriter, Hudson shall give due consideration to Salomon Brothers Inc's proposal but, subject to the remaining provisions of this Section 15.1, shall have the sole and absolute discretion to determine whether or not to choose Salomon Brothers Inc as the principal underwriter. Notwithstanding the foregoing, if Hudson after giving such due consideration wishes to accept an offer from an alternative underwriter (the "Alternative Underwriter") in connection with any Equity Offering, Hudson shall provide at least five (5) Business Days' prior written notice (the "Right of First Refusal Period") of same to Salomon Brothers Inc (at the address for Sellers set forth herein). Provided that within the Right of First Refusal Period, Salomon Brothers Inc shall submit a written proposal to Hudson with respect to such underwriting which is substantially similar to the terms, pricing, fee structure and any other pertinent business terms of the offer of the Alternative Underwriter (the "Matching Offer"), Hudson shall accept the Matching Offer of Salomon Brothers Inc to be the principal underwriter. If Salomon Brothers Inc does not provide Hudson with a Matching Offer during the Right of First Refusal Period, Hudson shall be entitled to enter into an underwriting commitment with the Alternative Underwriter within thirty (30) days after the expiration of the Right of First Refusal Period, provided that the underwriting commitment entered into with the Alternative Underwriter is no more favorable to the Alternative Underwriter (in its terms, pricing, fee structure and any other pertinent business terms which shall be specified therein) than the Alternative Underwriter's offer as aforesaid. If, at the end of such 30 day period, Hudson shall not have entered into such underwriting commitment agreement with the Alternative Underwriter, Hudson shall again be obligated to comply with the provisions of this Section
15.1 (and to provide Salomon Brothers Inc the aforesaid right of first offer and right of first refusal) with respect to any Equity Offering. Hudson acknowledges that the rights granted to Salomon Brothers Inc hereunder constitute material consideration and inducement to Sellers to enter into this transaction. Salomon Brothers Inc shall be a third party beneficiary under this Section 15.1 but shall not have any obligation or liability whatsoever under this Agreement. For the purposes hereof, any form or type of equity offerings of Hudson shall not include any type of mortgage, line of credit, bond or debenture financing.

      15.2. Hudson hereby covenants with Sellers that from and after the Closing, any public announcements or disclosures made by Hudson with respect to this Agreement or the transactions contemplated hereby (including, without limitation, the Shares, the Note, the Purchase Price or the Premises) shall first be sent to Sellers for their review and approval. Until such approval has been given to Hudson by Sellers, Hudson shall refrain from making such public disclosures or announcements.

      15.3. (a) Hudson hereby covenants with Sellers that, in the event a Closing takes place hereunder, Hudson shall immediately commence the preparation and filing of a registration statement registering the Shares for sale with the SEC as more particularly set forth below. Hudson shall diligently prosecute the registration and shall register the Shares no later than one hundred eighty
(180) days after the Closing and shall take any and all actions necessary to maintain the effectiveness of the registration, including post-effective amendments, if necessary, until Sellers have disposed of all of the Shares. To this end, following the Closing Date, Hudson shall file with the SEC a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Shares (this and subsequent filings of registration statements provided hereinafter, the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as Sellers may from time to time notify Hudson, including the sale of some or all of the Shares in a public offering or, if requested by Sellers, subject to receipt by Hudson of such information (including information relating to purchasers) as Hudson reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which Hudson undertakes to effect registration after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which Hudson undertakes to effect a registration after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which Hudson undertakes to effect a registration after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. Hudson shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Shares remaining in the possession of Sellers (the "Registration Period"), and in the event that notwithstanding Hudson's best efforts, Hudson fails to keep the Shelf Registration effective, Hudson shall file with the SEC another Shelf Registration, such that a Shelf Registration is continually in effect during the Registration Period. During the Registration Period, Hudson shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by Sellers or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

            (b) Until sixty (60) days following the beginning of the Registration Period, Hudson and E. Anthony Wilson covenant that E. Anthony Wilson acting in his individual capacity shall not sell any shares of Hudson Common Stock other than under and pursuant to Rule 144 of the Securities Act. E. Anthony Wilson has executed this Agreement below in his individual capacity to confirm his agreement to such covenant.

      15.4. If, at any time from and after the Closing Date and until commencement of the Registration Period, Hudson shall propose to prepare on its own behalf or on behalf of any of its shareholders (other than Sellers) a registration statement in connection with an underwritten public offering of any securities of Hudson, Hudson shall give Sellers notice at least 20 days before the anticipated filing date of such registration statement. Should Sellers desire to have any Shares owned by Sellers included in such registration statement, Sellers shall so advise Hudson no later than 15 days after Hudson's notice is given, setting forth the number or amount of Shares which Sellers request to be included in the registration statement, and Hudson shall include the Shares specified in such request in such registration statement and keep such registration statement in effect and maintain relevant compliance with each federal and state law and regulation. Notwithstanding the foregoing, (i) Hudson shall not be required to give notice or include such Shares in any such offering if the proposed registration relates solely to the sale of securities to participants in a dividend reinvestment plan, is to be made on Form S-4 and relates to a business combination or similar transaction permitted to be registered on such Form S-4, is to be made on Form

S-8 and relates solely to the sale of securities to participants in a stock or employee benefit plan, or is permitted under Rule 462 promulgated under the Securities Act and registers additional securities of the same class as were included in an earlier registration statement for the same offering and declared effective; and (ii) Hudson may, in its sole discretion, withdraw such registration statement and abandon the proposed offering .

      15.5. To the extent required from time to time to enable Sellers to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, Hudson will file in a timely manner (taking into account any extensions granted by the SEC), information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of Sellers, deliver to Sellers a certificate, signed by Hudson's principal financial officer, stating (a) Hudson's name, address and telephone number (including area code), (b) Hudson's Internal Revenue Service identification number, (c) Hudson's SEC file number, (d) the number of shares of Hudson's common stock and the number of shares of any preferred stock of Hudson outstanding as shown by the most recent report or statement published by Hudson, and (e) whether Hudson has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time Hudson is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Hudson will, at its expense, forthwith upon the written request of Sellers, make available adequate current public information with respect to Hudson within the meaning of paragraph (c) (2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

      15.6. (a) Following the registration of the Shares as provided herein, the parties understand that Sellers may dispose of the Shares using several different methods, which may include an underwritten offering. In the event that Sellers elect to utilize an underwriter, Hudson shall enter into a customary underwriting agreement providing for customary indemnities for the underwriters and the selling security holders. Hudson shall pay all costs and expenses of whatsoever nature which arise from or relate to the registration or sale of the Shares as aforesaid, except that the seller of the Shares shall be responsible for any underwriting discounts or commissions.

      (b) In the event that Sellers shall elect to dispose of the Shares in a transaction or series of transactions not involving an underwriting, Hudson and Sellers shall enter into a customary indemnity agreement providing for an indemnity to each party for statements or information in the registration statement pertaining to or provided by the indemnifying party.

      15.7. (a) Hudson shall, if so requested by Sellers within five (5) Business Days after the expiration of the Feasibility Period, appoint and maintain, commencing on the Closing Date and for as long as Sellers hold any Shares1 an observer of Hudson's Board of Directors, designated by Sellers, who shall be invited to attend all meetings of the Board of Directors and shall be compensated in the same manner as are non-employee directors of Hudson. Such observer shall be indemnified by Hudson against all claims and liabilities arising out of his or her participation in the meetings of the Board of Directors .

      (b) Alternatively, from and after the Closing Date, Sellers shall have the right (but not the obligation) to have on the board of directors of Hudson (the "Board") one director (such director and any other person made a director of the Board pursuant to this Section 15.8, the "Sellers Nominee"), and Hudson shall promptly cause Sellers Nominee to become a member of the Board. If necessary to effectuate the placement of the Sellers Nominee on the Board, Hudson shall, at its sole option, (i) expand the size of the Board or (ii) solicit the resignation of one of its directors, in either case, to the extent necessary to permit the Sellers Nominee to serve. Until such time that Sellers no longer own the Shares, Sellers shall have the right to maintain a Sellers Nominee on the Board. Sellers agree to indicate to Purchaser within five (5) Business days after the expiration of the Feasibility Period whether they will request a Sellers Nominee to be placed on the Board immediately following Closing.

      (c) If Sellers elect to exercise their option in Section 15.7(b) above, Hudson will support the nomination of, and Hudson s nominating committee (or any other committee exercising a similar function) shall recommend to the Board, the election of any Sellers Nominee to the Board, and Hudson will exercise all authority under applicable law to cause such Sellers Nominee to be elected to the Board. Without limiting the generality of the foregoing, with respect to each meeting of shareholders of Hudson at which directors are to be elected, Hudson shall use its reasonable efforts to solicit from the shareholders of Hudson eligible to vote in the election of directors proxies in favor of such Sellers Nominee.

      (d) In the event that any Sellers Nominee shall cease to serve as a director for any reason other than the fact that Sellers no longer have a right to nominate a director, as provided in subsection (b), the vacancy resulting thereby shall, if Sellers so choose in their sole discretion, be filled by a Sellers Nominee designated by Sellers.

      15.8. The rights and benefits of Sellers set forth in Sections 15.3(a), 15.4, 15.5 and 15.6 hereunder shall inure to the benefit of any of Sellers' successors, assigns or transferees who obtain a legal or beneficial interest in the Shares, other than in connection with the sale thereof pursuant to the registration described in Section 15.3(a) or 15.4.

      15.9. Each of the covenants contained in this Section 15 shall survive the Closing until Sellers no longer own any of the Shares.

      Section 16. BINDING EFFECT; MISCELLANEOUS.

      16.1. This Agreement shall be binding upon and shall inure to the parties hereto, their respective heirs, successors, legal representatives and assigns. This Agreement sets forth the entire Agreement between the parties hereto and no other prior written or oral statement or agreement or understanding shall be recognized or enforced. All modifications or amendments shall be in writing and signed by the parties. This Agreement is to be construed according to the laws of the State of New York, and any legal action or proceeding with respect to or in connection with this Agreement must be brought in the Supreme Court of the State of New York within the First Judicial Department, 1st District, New York City, or the Federal Courts for the Southern District of New York, and by execution hereof each party accepts the jurisdiction of such courts. This Agreement may be executed in two or more counterparts all of which shall constitute one and the same instrument. Each of the twelve (12) individual Sellers is hereby acknowledged to be a separate and distinct legal entity, wholly independent from the other Sellers, and each of the Sellers shall be liable only for such claims or demands made by Purchaser with respect to the Property (and other related aspects of the Premises) owned by such Seller and the representations, warranties and covenants made by such Seller with respect to such Property, and it is specifically agreed by and between Purchaser and each of the individual Sellers hereto that liability of the Sellers under this Agreement is and shall be individual only and is not and shall not be joint and several with other Sellers.

      16.2. Purchaser shall not be permitted to assign this Agreement to any third party, except that, with Sellers' prior written consent (which consent shall not be unreasonably withheld and, in any event, shall be granted if the conditions set forth in clauses (i) through (iii) below are satisfied), Purchaser shall be permitted to assign this Agreement to another directly or indirectly wholly-owned subsidiary of Hudson provided that (i) such assignment does not adversely affect Sellers (in connection with the matters set forth in Section 3.5 or otherwise), (ii) the assignee shall assume all of Purchaser's obligations hereunder pursuant to an assumption agreement approved as to form and substance by sellers, and (iii) such assignment shall not release Purchaser or Hudson from their obligations hereunder.

      16.3. As used herein, the "Date of this Agreement" shall mean the date noted below as the date upon which this Agreement was executed by the parties hereto. As used herein, the term "Business Day" shall mean any day other than a Saturday, a Sunday or a bank holiday in New York, N.Y.

      16.4. No delay or omission in the exercise of any right or remedy accruing to Sellers or Purchaser upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Sellers or Purchaser of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained. All rights, powers, options or remedies afforded to Sellers or Purchaser either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option or remedy shall not bar other rights, powers, options or remedies allowed herein or by law, unless expressly provided to the contrary herein.

      16.5. All exhibits and schedules referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

      16.6. Article headings and article and section numbers are inserted herein only as a matter of convenience and in no way define, limit or prescribe the scope or intent of this Agreement or any part thereof and shall not be considered in interpreting or construing this Agreement.

      16.7. Time is of the essence as to all matters contained in the Agreement. If the final day of any time period or limitation set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the

State of New York or the federal govemment1 then and in such event such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

      16.8. In addition to the acts, deeds, instruments and agreements recited herein and contemplated to be Performed1 executed and delivered by Purchaser and Sellers, Purchaser and Sellers shall perform, execute and deliver or cause to be performed, executed and delivered at the Closing or after the Closing, any and all further acts, deeds, instruments and agreements and provide such further assurances as the other party may reasonably require to consummate the transaction contemplated hereunder. However, the foregoing shall not be deemed to require Sellers to expend any money or incur liability, obligations or exposure in excess of that which is provided for herein.

      16.9. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      16.10. Purchaser shall be jointly and severally responsible with Hudson for Hudson's performance of and liability under Hudson's covenants, representations and warranties hereunder. Any breach or default by Hudson hereunder shall constitute a breach or default by Purchaser.

      16.11. In order to assist Purchaser with its due diligence, Sellers shall provide to Purchaser within five (5) Business Days after the Date of this Agreement a letter which shall summarize the acquisition of the Premises by Sellers through foreclosures and deeds-in-lieu of foreclosure from Motels of America in connection with a bankruptcy and litigation relating to Motels of America.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of September 27, 1996.

      SELLERS:                     SB MOTEL RICHMOND CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL DURHAM-RESEARCH TRIANGLE PARK CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL CARY CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL STATESVILLE CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL WILMINGTON CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President

                                   SB MOTEL COLUMBIA CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL CHARLESTON CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL ALBANY CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL VIRGINIA BEACH CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL DURHAM-DUKE CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President


                                   SB MOTEL RALEIGH CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President

                                   SB MOTEL CHARLOTTE I-85 CORP.

                                   By: /s/ John P. Buza
                                       ----------------------------
                                       Name:  John P. Buza
                                       Title: Vice President

               PURCHASER:          HUDSON HOTELS PROPERTIES CORP.

                                   By: /s/ E. Anthony Wilson
                                       ----------------------------
                                       Name:  E. Anthony Wilson
                                       Title: Chairman and Chief
                                                Executive Officer


               HUDSON:             HUDSON HOTELS CORPORATION

                                   By: /s/ E. Anthony Wilson
                                       ----------------------------
                                       Name:  E. Anthony Wilson
                                       Title: Chairman and Chief
                                                Executive Officer


               ESCROW AGENT:       LAWYERS TITLE INSURANCE CORPORATION

                                   By: ____________________________
                                       Name:
                                       Title:

               PURCHASER:          HUDSON HOTELS PROPERTIES CORP.

                                   By: /s/ E. Anthony Wilson
                                       ----------------------------
                                       Name:  E. Anthony Wilson
                                       Title: Chairman and Chief
                                                Executive Officer


               HUDSON:             HUDSON HOTELS CORPORATION

                                   By: /s/ E. Anthony Wilson
                                       ----------------------------
                                       Name:  E. Anthony Wilson
                                       Title: Chairman and Chief
                                                Executive Officer


               ESCROW AGENT:       LAWYERS TITLE INSURANCE CORPORATION

                                   By: ____________________________
                                       Name:
                                       Title:

E. Anthony Wilson is executing
this Agreement in his individual
capacity solely in order to make
the covenant set forth in
Section 15.3(b)


/s/ E. Anthony Wilson
--------------------------------
    E. Anthony Wilson

Escrow Agent is executing
this agreement solely to
acknowledge its obligations
as Escrow Agent hereunder


LAWYERS TITLE INSURANCE CORPORATION


By: /s/ Stephanie Butler
    ---------------------------------
    Name:  Stephanie Butler
    Title: Vice President & Manager

                           EXHIBITS A-1 THROUGH A-12

                              [Legal Descriptions]

                                   EXHIBIT A-1

ALL that certain lot, piece or parcel of land with all improvements thereon and appurtenances thereunto belonging, lying and being in Henrico County, Virginia, and being more particularly described as follows to-wit:

BEGINNING at a rod in the eastern right of way line of Broad Street Road, said rod being the southwest corner of that tract now or formerly owned by Dixon W. Christian; and running thence from said beginning rod along the southern boundary line of Dixon W. Christian, North 72 degrees 33 minutes 58 seconds East
277.81 feet; and North 53 degrees 41 minutes 13 seconds East 277.00 feet to an iron pipe in the western right of way line of Bowler Street; thence along the western right of way line of Bowler Street the two (2) following courses and distances: South 43 degrees 00 minutes 47 seconds East 115.51 feet; and South 41 degrees 57 minutes 55 seconds East 219.53 feet to a stone; thence along the northern boundary line of Eddie and Mary W. Cargill, South 59 degrees 03 minutes 47 seconds West 381.50 feet to a stone; thence North 72 degrees 46 minutes 02 seconds West 51.75 feet to a rod; thence South 17 degrees 13 minutes 58 seconds West 25.00 feet to a rod; thence North 72 degrees 46 minutes 02 seconds West
51.75 feet to a rod; thence South 17 degrees 13 minutes 58 seconds West 25.00 feet to a rod; thence North 72 degrees 46 minutes 02 seconds West 128.70 feet to a PK nail; thence South 66 degrees 44 minutes 08 seconds West 124.10 feet to a mark in the eastern right of way line of Broad Street Road; thence along the eastern right of way line of Broad Street Road, North 23 degrees 15 minutes 52 seconds West 235.10 feet to the point and place of beginning, same containing
3.988 acres, more or less, and being those same premises surveyed and platted by Foster & Miller, P.C., on March 1, 1989.

BEING the same real estate conveyed to Motels of America, Inc., a Delaware Corporation, by deed from Turnpike Properties, Inc., a North Carolina Corporation dated July 28, 1989, recorded August 4, 1989, in the Clerk's Office of the Circuit Court, Henrico County, Virginia, in Deed Book 2201 at Page 651.

                                   EXHIBIT A-2

      LYING AND BEING in Triangle Township, Durham County, State of North
Carolina:

      BEGINNING at a point in the western right of way line of the Durham and Southern R.R. at its intersection with Interstate 40, as shown on the plat hereinafter referred to; and running thence North 81 degrees 44' 38" West 321.52 feet to a stake in the east right of way line of N.C. Highway #55; thence along the east right of way line of N.C. Highway #55 North 06 degrees 08' 18" East
163.29 feet to a stake; thence continuing along the east right of way line of N.C. Highway #55 North 14 degrees 18' 22" East 124.08 feet to a stake; thence continuing along the east right of way line of N.C. Highway #55 North 14 degrees 19' 01" East 23.17 feet to a stake, the intersection of N.C. Highway #55 and the south line of Pitcairn Place; thence along and with the south line of Pitcairn Place South 89 degrees 40' East 315.38 feet to a point in the west right of way line of the Durham and Southern R.R.; thence along and with the west right of way of said railroad, South 08 degrees 13' 35" West 356.70 feet to the point and place of BEGINNING, containing 2.4588 acres, more or less, and being that same property surveyed and platted by George C. Love, Jr., R.L.S. on the 2nd day of February, 1989. See also Plat Book 102, Page 117, Durham County Registry.

                                   EXHIBIT A-3

All of that certain tract or parcel of land lying and being situate in Cary Township, Wake County, North Carolina and being more particularly described as follows: Beginning at a point in the southern right of way line of the Cary-Macedonia Road, said point of beginning having North Carolina grid coordinates N=732,824.88 and E=2,074,786.44. THENCE, FROM SAID POINT OF BEGINNING, SO LOCATED, South 69 degrees 53' 25" East, along and with the southern right of way line of the Cary-Macedonia Road, 138.58 feet to a point, said point being the northwestern corner of the property owned now or formerly by Joseph W. Smith; thence, continuing along and with the western line of the property owned now or formerly by Joseph W. Smith and the tract owned by Joseph W. Smith and Lula J. Smith, South 26 degrees 18' 09" West 878.96 feet to an existing iron pipe in the line of the property owned now or formerly by Erich A. Barbour; thence, North 63 degrees 38' 41" West, along and with the northern line of the property owned now or formerly by Barbour, 534.24 feet to an existing iron pipe; thence, North 41 degrees 33' 02" East 592.22 feet; thence, South 67 degrees 46' 16" East 241.31 feet; thence, North 26 degrees 18' 09" East 275.00 feet to the point or place of beginning.

The above-described tract or parcel of land is conveyed expressly subject to, but together with, a non-exclusive easement of ingress, egress and regress over, upon and across a tract or parcel of land fifty (50) feet in width, the westernmost line of said easement fifty (50) in width being described as follows: Beginning at a point in the southern right of way line of the Cary-Macedonia Road, said point of beginning begin the northeastern corner of the tract or parcel of land above-described and said point having North Carolina grid coordinates N=732,824.88 and E=2,074,786.44. THENCE, FROM SAID POINT OF BEGINNING, SO LOCATED, South 26 degrees 18' 09" West 275 feet.

Being those same premises surveyed and platted by Runa A. Cooper, R.L.S. on the 27th day of February, 1989.

                                   EXHIBIT A-4

      Leasehold estate created by the terms of that certain lease, a Memorandum of which is as follows: Memorandum of Lease dated February 20, 1984, from Interstate Development Company, a North Carolina corporation, to Turnpike Properties, Inc. for a maximum term of 50 years including extensions and renewals, which Memorandum of Lease appears in Book 696 at Page 475 in the Office of the Register of Deeds of Iredell County, North Carolina, and having been amended by the terms of that document entitled "Amendment of Lease" dated March 30, 1984, and recorded in Book 698 at Page 589 in the Office of the Register of Deeds of Iredell County, North Carolina.

      LYING AND BEING in Statesville Inside Township, County of Iredell, State of North Carolina:

Beginning at an iron at the northeast corner of property of James C. Kivett, et al described in deed recorded in Book 551, Page 515, Iredell County, North Carolina Registry (also being the northwest corner of property of William C. Stiles, Jr. described in deed recorded in Book 689, page 987, Iredell County, North Carolina registry); running thence with the norht line of said Kivett property North 79 degrees 30' West 128.73 feet to an iron at the edge of pavement of the Newtowne Plaza Shopping Center paved parking lot; thence with the edge of said pavement North 06 degrees 35' 10" East 356.02 feet to an iron at the edge of said pavement; thence South 87 degrees 16' 30" East 211.33 feet to an iron; thence South 38 degrees 17' 00" East 60.96 feet to an iron; thence South 02 degrees 43' 30" West 344.78 feet to a nail; thence North 82 degrees 27' West 148.87 feet to an iron; thence South 10 degrees 00' West 2.00 feet to the point and place of Beginning, containing 2.23805 acres as shown on plat entitled "CRICKET INN, Statesville, Iredell County, N.C." prepared by Sprinkle Surveying Company dated February 15, 1984, revised March 20, 1984.

                                   EXHIBIT A-5

      BEGINNING at an iron pipe, the sothwest intersection of Market Street (50 feet from centerline) and Lullwater Drive (30 feet from centerline); and running thence along the western right of way line of Lullwater Drive south 02 degrees 28' East 587.80 feet to an iron pipe, the northeast corner of R.W. Cannon; thence along the northern boundary line of Cannon the two (2) following courses and distances: South 65 degrees 02' West 130.00 feet; and South 87 degrees 32' West 136.67 feet to an iron pipe in the eastern boundary line of Lillian Crowell; thence North 03 degrees 47' East 621.31 feet to an iron pipe in the southern right of way line of Market Street; thence along said right of way line North 81 degrees 27' East 190.14 feet to the point and place of BEGINNING, same containing 3.13 acres, more or less, and being those same premises surveyed and platted by Stuart Y. Benson, R.L.S., February, 1989.

                                   EXHIBIT A-6

All that certain piece, parcel or tract of land, together with any improvements thereon, situate, lying and begin at the easternmost intersection of right-of-way for Old Two Notch Road and Interstate Highway 77, said property containing 4.191 acres, more or less, and being more fully shown as Tract 2 on a Plat prepared for Commercial Title Agency, Inc., dated April 29, 1987, by B.P. Barber & Associates, Inc., and recorded in the RMC Office for Richland County in Plat Book 51 at page 8819; said property having the following courses, measurements, metes and boundaries as shown on the aforesaid plat, to-wit:

      BEGINNING at an iron located at the northernmost corner of the subject property which iron is at the southernmost corner of the intersection of Old Two Notch Road (formerly U.S. Highway #1) and property designated on the aforesaid plat as Proposed Trenholm Road Extension; thence from said point of beginning S37 degrees 12' 35"E for 423.70 feet to an iron; thence turning and running along the northern boundary of the right-of-way for Seaboard System Railroad for the following distances: S50 degrees 48' 05"W for 198.70 feet to an iron; S49 degrees 28' 42"W for 106.00 feet to an iron; S49 degrees 28' 42"W for 112.38 feet to an iron; said iron located at the intersection of the right-of-way for Interstate No. 77; thence turning and running along the right-of-way for Interstate No. 77 for the following distances: N37 degrees 17' 22" for 415.20 feet to an iron; N48 degrees 48' 33"W for 1.33 feet to a concrete monument; N48 degrees 46' 33"W for 34.90 feet to a point whereat said property corners with property designated as Tract 1 on the aforesaid plat; thence turning and running from along property designated as Tract N52 degrees 42' 38"E for 314.75 feet to an iron; thence turning and running along a common maintenance area for pavement as designated on the aforesaid plat S41 degrees 35' 05"E for 11.05 feet to an iron; thence turning and running along the right-of-way for U.S. Highway No. 1 (Two Notch Road) N48 degrees 24' 55"E for 28.96 feet to an iron; thence turning and continuing along said right-of-way N52 degrees 08' 54"E for 80.00 feet to an iron; this being the POINT OF BEGINNING.

      Being the same premises surveyed and platted by Laverne Steadman, Registered Surveyor, on the 28th day of February, 1989.

      Also, all rights, title and interest in and to those easements and rights-of-way retained by Turnpike Properties, Inc.. under the terms of that certain Special Warranty Deed granted unto Notch, which deed is recorded in Book D0859, Page 922.

                                   EXHIBIT A-7

TRACTS I AND II - CHARLESTON COUNTY:

All that certain piece, parcel or tract of land, together with any improvements thereon, situate, lying and being in the City of North Charleston, County of Charleston, State of South Carolina, containing 1.52 acres, more or less, on the southwestern boundary of the right-of-way of Northforest Drive, said property being more fully shown and delineated as a 1.52 acre tract on a plat for Crickett Inn dated August 6, 1986, and recorded in the RMC Office for Charleston County in Plat Book BK at page 59; said property having the following courses, measurements, metes and boundaries, as shown on the aforesaid plat, to-wit:

      BEGINNING at an iron located at the northeasternmost corner of the subject property, which iron is located on the southern boundary of the right-of-way for Northforest Drive, thence from said point of beginning S56 degrees 23' 04"W for a distance of 70.49 feet to a point; thence turning and running S10 degrees 51' 11"E for a distance of 185.00 feet along property heretofore conveyed to the Grantee herein by Deed of Sanderling Partners dated as of September 3, 1986; thence turning and running N79 degrees 08' 49"W for a distance of 291.49 feet to a point; thence turning and running N02 20' 18"E for 24.30 feet to an iron;
      thence turning and running N01 degrees 56' 39"E for 114.95 feet to an iron; thence turning and running N02 degrees 54' 18"E for 74.51 feet to an iron; thence turning and running N62 degrees 56' 44"E for 257.08 feet to an iron located on the western boundary of the right-of-way for Northforest Drive; thence turning and running in a general southeastern direction along the curve of the right-of-way for Northforest Drive (said curve having an arc distance of 100.00 feet and a radius of 67.00 feet) to an iron, this being the POINT OF BEGINNING.

      TMS No.:  484-00-00-068

                                       AND

      ALL that certain piece, parcel or tract of land, together with any improvements thereon, situate, lying and being in the City of North Charleston, County of Charleston, State of South Carolina, containing 2.95 acres, more or less, at the southwestern corner of the intersection of Northside Drive and Northforest Drive, said property being more fully shown and delineated on a plat entitled Cricket Inn prepared by E.M. Seabrook, Jr., Inc., dated August 6, 1986, and recorded in the RMC Office for Charleston County in Plat Book BK at page 59; said property having the following courses, measurements, metes and boundaries, as shown on the aforesaid plat, to-wit:

      BEGINNING at a point located on the western boundary of the right-of-way for Northside Drive whereon the same corners with the southern boundary of the right-of-way for Northforest Drive, thence from said point of beginning S10 degrees 51' 11" E for 184.00 feet to a point; thence turning and running along properties designated on the aforesaid plat as McDonalds, Bojangles, and Northwoods Limited Partnership, S79 degrees 08' 49" W for 611.96 feet to a point; thence turning and running N10 degrees 51' 11" W for 185.00 feet to a point; thence turning and running N56 degrees 23' 04" E for 70.49 feet to a point on the southern boundary of the right-of-way for Northforest Drive; thence turning and running along the southern boundary of the right-of-way for Northforest Drive in an eastern direction along a curve for a distance of 6.10 feet (said curve having a radius of 67.00 feet) to a point; thence turning and continuing along the southern boundary of the right-of-way for Northforest Drive N79 degrees 08' 49" E for 512.86 feet to a point; thence turning and continuing in an eastern and southeastern direction along the right-of-way for Northforest Drive along a curve for a distance of 43.98 feet (said curve having a radius of 28.00 feet) to a point on the western boundary of the right-of-way for Northside Drive, this being the POINT OF BEGINNING.

      TMS NO.:  484-00-00-025 and a portion of 484-00-00-068

      The two above-described parcels of land being combined upon that survey prepared by E.M. Seabrook, Jr., South Carolina Civil Engineer and Land Surveyor, on the 20th day of February, 1989.

      DERIVATION: Master's Deed by Louis E. Condon, as Master in Equity for Charleston County, recorded June 23, 1993 in the Office of the RMC for Charleston County in Book 0228 at page 019.

                                   EXHIBIT A-8

      TRACT I. All that tract or parcel of land lying and being in the City of Albany, Dougherty County, Georgia, and being more particularly described as follows:

      Begin at the intersection of the North right of way line of the Seaboard Airline Railroad and the East right of way line of Slappey Drive, and run thence North 05 degrees 05' West along the East right of way of Slappey Drive for a distance of 32.68 feet to a point; run thence South 88 degrees 52' East a distance of 90.0 feet to a point; run thence South 01 degrees 08' West for a distance of 95.28 feet to a point on the North right of way line of the Seaboard Airline Railroad, run thence North 52 degrees 57' 15" West along the North right of way line of the Seaboard Airline Railroad for a distance of 106.73 feet to the point of beginning. Said property is a portion of Lot 48 of the Palmyra Pecan Grove Subdivision "C" and more particularly described on a plat entitled "Turnpike Properties, Inc." prepared by Malcolm Burnsed, R.L.S. on the 6th day of March, 1989.

      TRACT II. All that tract or parcel of land lying in the City of Albany, Dougherty County, Georgia, and being more particularly described as follows:

      Beginning at a point in the southern right of way line of a Seaboard Airline Railroad side track, said point being South 88 degrees 52' East 275.00 feet from Slappey Drive at its point of intersection with said side track right of way; and running thence from said beginning point along the southern and western right of way line of said side track right of way the five (5) following courses and distances: South 88 degrees 52' East 146.25 feet, the PC of a curve; thence in a southeasterly direction, along a curve with a radius of 296.31 feet, for a distance of 465.11 feet to the PT of curve; South 88 degrees 42' East 6.0 feet; South 01 degrees 12' West 257.33 feet to the PC of a curve; and in a Southeasterly direction, along a curve with the radius of 391.51 feet for a distance of 136.45 feet to the North right of way line of the Seaboard Airline Railroad, thence along the northern right of way line of the Seaboard Airline Railroad North 52 degrees 57' 15" West 582.32 feet to a point; thence North 01 degrees 08' East 345.44 feet to the point and place of the beginning, and being that same property surveyed and plated by Malcolm Burnsed, R.L.S. on the 6th day of March, 1989.

NOTE: The following described easements granted by Clinton Miles to Turnpike Properties, Inc. are appurtenances of Tract II:

      (a) A perpetual easement for ingress and egress from Slappey Drive over and across all that tract or parcel of land lying and being in the City of Albany, Dougherty County, Georgia, being more particularly described as follows:
All that tract or parcel of land lying and being a part of Tract 48 Subdivision "C", Palmyra Pecan Groves, and being more particularly described as follows:
COMMENCE at the intersection of the East right of way line of Slappey Drive and the North right of way line of the Seaboard Airline Railroad in Albany, Georgia, and run thence North 05 degrees 05' West for a distance of 32.68 feet to the point of beginning. From said point of beginning continue thence North 05 degrees 05' West along the East right of way line of Slappey Drive for a distance of 30.07 feet to a point, run thence South 88 degrees 52' East for a distance of 264.54 feet to a point; run thence South 01 degrees 08' West for a distance of 30.0 feet to a point; run thence North 88 degrees 52' West for a distance of 261.27 feet to the point of beginning, and begin the same property surveyed and plated by Malcolm Burnsed, R.L.S. as shown upon that certain plat entitled "Turnpike Properties, Inc." dated March 6, 1989.

      (b) A perpetual easement for the purpose of installing both underground and overhead, utility lines and mains, including but not limited to, water, gas, sewer, electrical, and telephone lines and mains, over and across that certain 20-foot strip of property more particularly described as follows: COMMENCE at the intersection of the East right of way line of Slappey Drive and the North right of way line of Seaboard Airline Railroad in Albany, Georgia, and run thence South 52 degrees 57' 15" East a distance of 106.73 feet along the North right of way line of the Seaboard Airline Railroad to the point of beginning; continue thence South 52 degrees 57' 15" east a distance of 211.45 feet along the North right of way line of the Seaboard Airline Railroad to a point; run thence NORTH 01 degrees 08' East a distance of 24.69 feet to a point; run thence North 52 degrees 57' 15" West along a line parallel to the North right of way line of the Seaboard Airline Railroad for a distance of 211.45 feet to a point; run thence south 01 degrees 08' West for a distance of 24.69 feet to the point of beginning. Said strip of land is located in Lots 48 and 66 of Palmyra Pecan Grove Subdivision "C" and being the same property surveyed and plated by Malcolm Burnsed, R.L.S. and shown upon that certain plat entitled "Turnpike Properties, Inc." dated March 6, 1989.

                                   EXHIBIT A-9

ALL THAT certain tract, piece or parcel of land, with the buildings and improvements thereon and the appurtenances thereunto belonging, lying, situate and being in Bayside Borough, Virginia Beach, Virginia, fronting on Northampton Boulevard and Baker Road, and described by reference to a certain plat and survey thereof, made by Frank D. Terrall, Jr. and Associates, Surveyors and Engineers, marked "Subdivision of Property for Shell Oil Company:, dated October, 1967, and recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, Virginia, in Map Book 90, page 8, which said property is more particularly described as follows:

BEGINNING at a pin on the southeast corner of Baker Road and Northampton Boulevard; thence along the southern line of Northampton Boulevard, N 51 degrees 00' 00" E 191.50 feet to a pin at the dividing line between Parcel A and Parcel B, the pint of beginning of this description and from said point of beginning running thence along the southern side of Northampton Boulevard, N 51 degrees 00' 00" E. 135.41 feet to a pin at the western line of "Property now or formerly Lucy V. Dobski", S 38 degrees 57' 00" E 171.84 feet to a pin; thence continuing along the said line the following courses and distances; N 51 degrees 03' 00" E
150.00 feet to a pin; thence turning and running S 9 degrees 50' 00"E 407.50 feet to a pin; thence turning and running S 76 degrees 20' 00" W 511.94 feet to a pin on the east side of Baker Road; thence along the eastern side of Baker Road N 07 degrees 20' 19" W 199.87 feet to a pin on the dividing line between Parcel A and Parcel B; thence turning and running along said dividing line the following courses and distances; N 82 degrees 38' 00' E 49.86 feet to a pin; thence N 51 degrees 00' 00" E 228.57 feet to a pin; thence turning and running N 38 degrees 57' 00" W 165.00 feet to a pin, the point of beginning; the above described Parcel "B" containing 3.94 acres.

LESS AND EXCEPT those strips of land conveyed to the Commonwealth of Virginia in Deed Book 2716, Page 1329 and Deed book 2750, Page 1987.

Being that same property platted by Baldwin & Gregg, Ltd. on the 9th day of February, 1989.

                                  EXHIBIT A-10

1306 Elba Street:

      LYING AND BEING in Durham Township, Durham County, State of North Carolina, and beginning at an iron stake at the point of intersection of the southern right of way line of Elder Street with the western right of way line of Fulton Street, said iron stake being South 66 degrees 19' 13" East 61.71 feet from the point of intersection of the center line of Elder Street with the center line of Fulton Street; and running thence from said beginning iron stake, along the southern right of way line of Elder Street, North 89 degrees 46' 52" East 200.76 feet to an iron stake; thence South 01 degrees 09' 09" West 219.43 feet to an iron stake in the northern right of way line of Elba Street; thence along the northern right of way line of Elba Street North 89 degrees 59' 46" West 197.54 feet to an iron stake; thence along the western right of way line of Fulton Street the three (3) following courses and distances: North 41 degrees 41' 04" West 26.66 feet; North 00 degrees 37' 05" East 180.00 feet; and North 42 degrees 13' 46" East 25.27 feet to the point and place of the beginning, same being that same property surveyed and platted by James S. Murphy, R.L.S. on the 14th day of February, 1989, and being the majority of that certain property as set out upon that plat and survey entitled "Property of Turnpike Properties, Inc." dated February 4, 1983, revised October 19, 1983, and recorded in Plat Book 104 at Page 107 in the Office of the Register of Deeds of Durham County, North Carolina.

400 Elf Street:

      LYING AND BEING in Durham Township, Durham County, State of North Carolina, and beginning at a stake at the point of intersection of the South side of Pratt Street with the West side of Elf Street, as shown on plat and survey hereinafter referred to, and running thence along and with the West side of Elf Street, as shown on plat and survey hereinafter referred to, and running thence along and with the West side of Elf Street South 0 degrees 57' 0" West
176.04 feet to a stake in the northern right of way of Elder Street; running thence along and with the northern right of way of Elder Street South 89 degrees 48' 0" West 99.88 feet to a stake; running thence North 0 degrees 58' 0" East
173.10 feet to a stake in the southern right of way of Pratt Street; running thence along and with the southern right of way of Pratt Street North 88 degrees 07' 0" East 99.93 feet to a stake, the point and place of beginning, and being that same property surveyed and platted by James S. Murphy, R.L.S. on the 14th day of February, 1989.

                                  EXHIBIT A-11

      LYING AND BEING in Raleigh Township, Wake County, State of North Carolina:

      BEGINNING at a point in the Southwest line of Navaho Drive, said stake marking the northwest corner of Tract 1 according to the plat hereinafter referred to; runs thence South 25 degrees 14' 55" West 305.98 feet along the West line of Tract 1 to an iron stake, the Southwest corner of Tract 1; runs thence South 64 degrees 46' 05" East 142.45 feet along the South line of Tract 1 to an iron stake in the Northwest line of the right of way of Wake Forest Road; runs thence 131.10 feet along the curve of the Northwest right of way line of Wake Forest Road, said curve having a radius of 2,826,47 feet to the right to an iron stake; thence continuing with the Northwest line of the right of way of Wake Forest Road South 31 degrees 13' 55" West 65.97 feet to an iron stake in said right of way; thence North 67 degrees 24' 47" West 561.32 feet along the right of way of the entrance ramp for U.S. Highways 1 and 64 to a stone monument; thence continuing with said right of way of said entrance ramp North 67 degrees 15 feet 53" West 199.39 feet to an iron stake, the Southeast corner of Tract 3 according to the plat hereinafter referred to; runs thence North 25 degrees 13' 55" East 227.37 feet along the Eastern line of Tract 3 to an iron stake; runs thence South 64 degrees 46' 05" East 525.12 feet to an iron stake, the same marking the Southeast corner of Lot A according to a plat recorded in Book of Maps 1974, Page 165; runs thence North 25 degrees 14' 55" East 312.94 feet to an iron stake in the Southwest line of Navaho Drive; runs thence South 51 degrees 42' 5" East 30.80 feet with the Southwest line of Navaho Drive to an iron stake, the point and place of BEGINNING, being all of Tract 2 and containing 155,239 square feet or 3.65 acres according to a plat entitled "Property of B & W Associates, Raleigh, N.C.", prepared by John A. Edwards and Company, Consulting Engineers, dated March 8, 1983, and recorded in Book of Maps 1983, Page 379, Wake County Registry.

      In addition to said tract, the Grantors hereby convey to the Grantee, its successors and assigns, a perpetual easement for ingress and egress over that 30-foot portion of Tract 3 (described on the plat mentioned above) extending from the Northwest corner of said Tract 2 Westwardly and Northerly to the South line of Navaho Drive, said land being shown by dotted lines and being designated "Easement 'D'/private drive" on said recorded plat.

      All of the above was surveyed and platted by John A. Edwards, Jr., R.L.S. on the 6th day of March, 1985, and recertified on the 14th day of February, 1989.

                                  EXHIBIT A-12

      Lying and being in Charlotte Township, Mecklenburg County, State of North Carolina:

                                    PARCEL I

      Beginning at an iron pin located at the westernmost corner of that property conveyed to E.A. Flowe by deed recorded in Book 4548 at Page 782 in the Mecklenburg Public Registry; and running thence with the south boundary of the Flowe property (now or formerly) South 80 degrees 49' 22" East 144.24 feet to an iron pin in the western right of way line of the I-85 Service Road; thence along the western right of way line of the I-85 Service Road in a southerly direction along a circular curve to the left having a radius of 388.10 feet and an arc distance of 84.00 feet to an iron pin; thence continuing along said right of way line South 11 degrees 07' 30" East 222.67 feet to an iron pin; thence continuing along said right of way line as it curves to the right in a southerly and westerly direction with the arc of the circular curve having a radius of 147.81 feet and an arc distance of 260.73 feet to an iron pin; thence continuing along said right of way line South 89 degres 56' 26" West 138.44 feet to an iron pin at the beginning of the intersection of the north right of way line of the I-85 Service Road with the east right of way line of Sugar Creek Road; thence North 44 degrees 24' 25" West 15.36 feet to an iron pin in the eastern right of way line of Sugar Creek Road; thence along said right of way line the two (2) following courses and distances: North 00 degrees 08' 43" West 413.97 feet to a concrete monument; and North 53 degrees 15' 42" East 127.99 feet to the point and monument; and North 53 degrees 15' 42" East 127.99 feet to the point and place of beginning, same containing 2.939 acres, more or less, and being that same property surveyed and platted by R.B. Pharr & Associates, P.A. on the 21st day of February, 1989, and revised March 8, 1989.

                                    PARCEL II

      Beginning at an iron located at northeast corner of that property conveyed to TBAA, Inc. by deed recorded in Book 4593 at Page 180 in the Mecklenburg Public Registry, and running thence from said beginning point partially with the North boundary of the TBAA, Inc. property (now or formerly), South 89 degrees 56' 26" West 350.22 feet to a concrete monument in the south margin of the I-85 Service Road right of way; thence with the south margin of said right of way, four (4) lines as follows: (1) North 56 degrees 35' 47" East 133.66 feet to an iron pin, (2) in a northerly direction with the arc of a circular curve to the left having a radius of 207.81 feet, an arc distance of 248.18 feet to an iron pin, (3)

North 11 degrees 07' 30" West 222.67 feet to a point, and (4) in a northerly direction, with the arc of a circular curve to the right having a radius of
328.1 feet, an arc distance of 62.67 feet to an iron; thence with a southerly boundary of property conveyed to Sree Incorporated by deed recorded in Book 4407 at Page 971 in the Mecklenburg Public Registry, South 80 degrees 49' 22" East
6.85 feet to an iron; thence South 18 degrees 25' 22" East 597.85 feet to the iron at the point of beginning, same containing 1.194 acres, more or less, and being that same property surveyed and platted by R.B. Pharr & Associates, P.A. on the 21st day of February, 1989, and revised March 8, 1989.

                                   PARCEL III

      All the right, title and interest of Grantor in and to that property lying within the I-85 Service Road right of way which separates Parcels I and II, above, and in and to the right of way of that portion of the Sugar Creek Road right of way which adjoins Parcel I on the west side of said tract, both of which streets or roads are shown on survey prepared by R.B. Pharr & Associates, P.A. dated February 21, 1989, and revised March 8, 1989.

                                    EXHIBIT B

                               [List of Contracts]

                                                                       EXHIBIT B

FAIRIELD INN RICHMOND

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $311/mo.              April, 2002              Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       April, 2002              Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Exit Information Guide    Advertising                 $3,327/yr.            Annual renewal           Already pd thru June 1997
------------------------------------------------------------------------------------------------------------------------------------
Walker's Service          Grounds Maintenance         $789/mo.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $125/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,341                Franchise required       With franchise agreement,
                                                                                                     no contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $4,173/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Browning-Ferris           Rubbish Hauling             $242/mo.              30 day notice            Verbal, no contract
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll Processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
General Electric,         HVAC repairs                Varies with task,     60 days written or 10    Copy included
Consumer Services                                     see agreement         days by G.E.
                                                                            w/ change of
                                                                            ownership
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Phone system consultant     % of revenue, see     30 days notice           Agreement still pending, will
                                                      agreement                                      copy upon execution
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN DURHAM RTP

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $255.42/mo.           April, 2002              Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       April, 2002              Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Cape Fear Paging          Pager air time              $11.40/mo.            30 day notice            Monthly billing like phone bill
------------------------------------------------------------------------------------------------------------------------------------
NC Dept Of                Highway sign advertising    $882/yr.              30 day notice            Copy included
Transportation
------------------------------------------------------------------------------------------------------------------------------------
Turf Service              Grounds Maintenance         $560.00               30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $96/mo.               30 day notice            Copy included, AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,296/yr.            Franchise required       With Franchise agreement,
                                                                                                     no contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $3,648/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Waste Industries          Rubbish Hauling             $105.50/mo.           90 day notice prior to   Copy included
                                                                            end of term of
                                                                            contract which is
                                                                            1/19/01
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone consultant        % of revenue, see     30 days notice           Agreement still pending, copy
                                                      agreement                                      will be sent when executed
------------------------------------------------------------------------------------------------------------------------------------
Dover Electronics         Elevator service contract   $158.77/mo.           5 yr contract last       Copy included
                                                                            renewed 1988, 90
                                                                            day written notice
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          report
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
General Electric,         HVAC service                prices vary, see      60 days notice           Copy included
                                                      agreement
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN CARY

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $382.58/mo.           April, 2002              Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       April, 2002              Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
A-Plus                    Pager                       $23.90/mo.            30 day notice            air time only, monthly bill,
Communications                                                                                       like phone bill no contract
------------------------------------------------------------------------------------------------------------------------------------
Cape Fear Paging          Pager                       $17.96/mo.            30 day notice            copy included
------------------------------------------------------------------------------------------------------------------------------------
NC Dept Of                Highway sign advertising    $588/yr.              Annual renewal           copy included
Transportation
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and replace-   $753.31/mo.           July, 1998               Contract copy requested
                          ment Ct.#133-0812328                                                          from provider
------------------------------------------------------------------------------------------------------------------------------------
Turf Service              Grounds Maintenance         $767/mo.              30 day notice            copy included
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,296/yr.,           Franchise required       with franchise agreement,
                                                      every June                                     no contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $3,648/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
BFI                       Rubbish Hauling             $364.55/mo.           30 day notice
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            agreement pending will copy
                                                      agreement                                      when executed
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $126/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN STATESVILLE

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $539.09/mo.           July, 2002               Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       July, 2002               Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Appalachian               Billboard                   $595/mo.              60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Appalachian               Billboard                   $920/mo.              60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and replace-   $744.52/mo.           February, 1998           Copy included
                          ment
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $3,811/yr.            Annual renewal           Already pd thru 6/97
Guide
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $121/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,298/yr.            Franchise required       With franchise agreement,
                                                                                                     no contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $4,184/yr.            Annual renewal,          Already pd thru 6/97
                                                                            pd 6/96
------------------------------------------------------------------------------------------------------------------------------------
Wilson Security           Security                    $9.00/hr.             30 day notice            Copy included, price increase
                                                                                                     was in January 1996
------------------------------------------------------------------------------------------------------------------------------------
Container Corp.           Rubbish Hauling             $121.12/mo.           60 day notice in         Copy included
                                                                            advance of contract
                                                                            end, 9/5/97
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            Agreement still pending, will
                                                      agreement                                      send upon execution
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check Guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN WILMINGTON

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $319/mo.              April, 2002              Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       April, 2002              Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Page South                Pager air time & equip-     $76/mo.               30 day notice, prior     Copy included
                          ment rental                                       to the end of contract
                                                                            period which end
                                                                            2/25/97. Penalty of
                                                                            $50.00 per pager if
                                                                            cancelled earlier
------------------------------------------------------------------------------------------------------------------------------------
Whiteco                   Billboard                   $595/mo.              60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and replace-   $749.10/mo.           July, 1998               Copy included
                          ment
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $3,567                Annual renewal           Already pd thru 6/97
Guide
------------------------------------------------------------------------------------------------------------------------------------
Wilsons                   Grounds Maintenance         $850/mo.              30 day notice            Copy requested from vendor
------------------------------------------------------------------------------------------------------------------------------------
Orkin                     Pest Control                $122/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,296/yr.            Franchise required       With Franchise agreement,
                                                                                                     no contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $3,648/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Waste Industries          Rubbish Hauling             $294/mo.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            agreement pending, will copy
                                                      agreement                                      upon execution
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN COLUMBIA

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $339.98/mo.           April, 2002              Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       April, 2002              Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
A+ Communic               Pager air time              $102.92/mo.           30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Outdoor East              Billboard I20               $850/mo.              1/15/97 60 day notice    Copy included
------------------------------------------------------------------------------------------------------------------------------------
Outdoor East              Billboard I77               $800/mo.              1/25/97 60 day notice    Copy included
------------------------------------------------------------------------------------------------------------------------------------
3M National               Billboard I20 East          $550/mo.              1/18/97 60 day notice    Copy included
------------------------------------------------------------------------------------------------------------------------------------
Kingstowne                Billboard I20 ex 74         $500/mo.              1/5/97 60 day notice     Copy included
------------------------------------------------------------------------------------------------------------------------------------
Fowler                    Billboard                   $560/mo.              Cancelled 12/31/95       Letter attached
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and replace-   $758.87               July, 1998               Copy included
                          ment
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $2,845/yr.            Annual renewal           Already pd thru 6/97
Guide
------------------------------------------------------------------------------------------------------------------------------------
Greenscape                Grounds Maintenance         $500/mo.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Orkin                     Pest Control                $130/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,296/yr.            Franchise required       With Franchise agreement,
                                                                                                     no contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $4,184/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Waste Management          Rubbish Hauling             $111.20/mo.           30 day notice            Verbal contract
------------------------------------------------------------------------------------------------------------------------------------
Ampro                     Security                    $9.13/hr.             30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Property Technologies     Telephone Maint.            $333.50               Expired 8/3/96           Copy included
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            Agreement pending, will send
                                                      agreement                                      copy upon execution
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          Reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll Processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN CHARLESTON

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $317/mo.              April, 2002              Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       April, 2002              Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
3M National               Billboard                   $1,575/mo.            60 day notice            copy attached
------------------------------------------------------------------------------------------------------------------------------------
3M National               Billboard                   $1,600/mo.            60 day notice            copy attached
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and replace-   $744.52/mo.           July, 1998               copy attached
                          ment
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $2,845/yr.            Annual renewal           Already pd thru 6/97
Guide
------------------------------------------------------------------------------------------------------------------------------------
Nancy's                   Grounds Maintenance         $550/mo.              30 day notice            copy attached
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $122/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,296/yr. every      Franchise required       part of franchise agreement, no
                                                      June                                           contract
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $3,648/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Pegasus                   Security                    $412/wk.              30 day notice            copy attached
------------------------------------------------------------------------------------------------------------------------------------
Fennell                   Rubbish Hauling             $180.10/mo.           30 day notice            copy attached
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            contract still pending, will
                                                      agreement                                      forward upon execution
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            copy attached, AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
Mila                      Copier lease                $57.52                36 month, end 8/9/99     copy included
------------------------------------------------------------------------------------------------------------------------------------

FAIRIELD INN ALBANY

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $525.82/mo.           July, 2002               Salomon has copy
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       July, 2002               Salomon has copy
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Radiofone of GA           Pager air time              $17/mo.               30 day notice            verbal, like phone bill
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advertising      Billboard                   $275/mo.              60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
All Star Int'l Trucks     Billboard                   $588/yr.              60 day notice            Contract attached
------------------------------------------------------------------------------------------------------------------------------------
Tri-State Systems         Billboard                   $407.66/mo.           60 day notice            Contract attached
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and replace-   $742.73/mo.           July, 1998               Contract not available, we
                          ment, Ct#133-0812331                                                       have requested copy
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $1,365/yr.            Annual renewal           Already pd thru 6/97
Guide
------------------------------------------------------------------------------------------------------------------------------------
Stadolk, Inc.             Grounds Maintenance         $550/mo.              30 day notice            Verbal, 30 day out
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $122/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
IBM/Marriott              PMS service contract        $1,296/yr. every      Franchise required       part of franchise agreement, no
                                                      June                                           separate agreement
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $3,648/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            Agreement pending, will
                                                      agreement                                      copy upon execution
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll Processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------

CRICKET INN VIRGINIA BEACH

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
World Cinema              Free to Guest               $655.56/mo.           11/13/98 with 90 day     Copy included
                          television program                                notice, or with 90
                                                                            days notice prior to
                                                                            the end of nay
                                                                            current contract year
------------------------------------------------------------------------------------------------------------------------------------
Metro-Call                Pager air time & equip-     $26.90/mo.            30 day notice            Copy included
                          ment rental
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $4,547/yr.            Annual renewal           Already pd thru 6/97
Guide
------------------------------------------------------------------------------------------------------------------------------------
Tidewater Landworks       Grounds Maintenance         $825/mo.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Orkin                     Pest Control                $147.50/mo.           30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
Command Force             Security                    $441/wk.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
BFI                       Rubbish Hauling             $608.97/mo.           60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
JC Penney                 Reservations system         Based on the
                                                      number of calls
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            Agreement pending, will
                                                      agreement                                      copy upon execution
------------------------------------------------------------------------------------------------------------------------------------
SQS                       Guest Satisfaction          $110/mo.              30 day notice            AGHI
                          survey/report
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC maintenance            Varies with task,     60 days notice by        Copy included
Consumer Services                                     see agreement         either party, 10 days
                                                                            notice by GE upon
                                                                            ownership change
------------------------------------------------------------------------------------------------------------------------------------

CRICKET INN DURHAM DUKE

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $358/mo.              October, 2002            Copy included
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       October, 2002            Copy included
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Cape Fear Paging          Pager air time              $40/mo.               30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
3M                        Billboard                   $936/mo.              60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Hogan                     Billboard                   $988/mo.              60 day notice            Copy requested from vendor
------------------------------------------------------------------------------------------------------------------------------------
                          Billboards
------------------------------------------------------------------------------------------------------------------------------------
Orkin                     Pest Control                $151/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
National Guest Systems    PMS interface service       $179/mo.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
AAA                       Advertising                 $4,264/yr.            Annual renewal           Already pd thru 1997
------------------------------------------------------------------------------------------------------------------------------------
Waste Management          Rubbish Hauling             $190/mo.              60 day notice prior to   Copy included
                                                                            renewal date 11/7/96
------------------------------------------------------------------------------------------------------------------------------------
Carter Security           Security                    $500/mo.              30 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
JC Penney                 Reservations System         Based on number
                                                      of calls
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone consultant        % of revenue, see     30 day notice            agreement pending, will
                                                      agreement                                      copy upon execution
------------------------------------------------------------------------------------------------------------------------------------
Dover Elevator            Elevator service contract   $605/mo.              90 day notice prior to   Copy included
                                                                            March, 1997
------------------------------------------------------------------------------------------------------------------------------------
Sprint Cellular           Renting space on roof       $500/mo.              January, 2016            Copy included
                          for antenna                 reve.50
------------------------------------------------------------------------------------------------------------------------------------
SQS                       Guest Satisfaction          $110/mo.              30 day notice            AGHI
                          survey/report
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          Report
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll Processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
Bond Publishing           Advertising, Hosp.          $3,100/year           pd through 7/97          Copy included
                          Directory
------------------------------------------------------------------------------------------------------------------------------------
Teachers @work            Landscaping                 task billed           30 days                  verbal
------------------------------------------------------------------------------------------------------------------------------------
GE Consultant             HVAC repair                 varies, see           60 days/non-             Copy included
                                                      agreement             transferrable
------------------------------------------------------------------------------------------------------------------------------------

CRICKET INN RALEIGH

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Free to guest               $352.98/mo.           October, 2002            Copy included
                          television program
------------------------------------------------------------------------------------------------------------------------------------
Lodgenet                  Pay per view movies         5% profit share       October, 2002            Copy included
                                                      plus television
                                                      maintenance
------------------------------------------------------------------------------------------------------------------------------------
Cape Fear Paging          Pagers                      $48.09/mo.            30 day notice            monthly billing
                                                                            after 8/10/96
------------------------------------------------------------------------------------------------------------------------------------
Thomas                    Billboard                   $947.50/mo.           30 days upon sale        Copy included
Advertising                                                                 of hotel
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service and            $896.66/mo.           June, 1998               Copy requested from vendor
                          replacement, ct#133-
                          0812316
------------------------------------------------------------------------------------------------------------------------------------
Orkin                     Pest Control                $150/mo.              30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------
Washenhut                 Security                    $8.50/hr. Approx.     30 day notice            Copy requested from vendor
Security                                              $1,130/mo.
------------------------------------------------------------------------------------------------------------------------------------
BFI                       Rubbish Hauling             $264.14                                        Copy requested from vendor
------------------------------------------------------------------------------------------------------------------------------------
JC Penney                 Reservation System          Based on the
                                                      number of calls
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            agreement pending, copy to be
                                                      agreement                                      sent upon execution
------------------------------------------------------------------------------------------------------------------------------------
The Griffon               Military newspaper          $440 in April         Annual renewal           Copy included
                          advertisement               $440 in August
------------------------------------------------------------------------------------------------------------------------------------
SQS                       Guest Satisfaction          $110/mo.              30 day notice            AGHI
                          survey/report
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations shopping       $105/mo.              30 day notice            AGHI
                          reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll Processing          $100 per pay period   30 day notice            AGHI
------------------------------------------------------------------------------------------------------------------------------------

CRICKET INN CHARLOTTE

CONTRACTS/LEASES
------------------------------------------------------------------------------------------------------------------------------------
VENDOR                    SERVICE                     COST                  CANCELLATION             STATUS
------------------------------------------------------------------------------------------------------------------------------------
Time Warner               Free to guest               $1,039.50/mo.         30 day notice            Copy included
Cable                     television program
------------------------------------------------------------------------------------------------------------------------------------
Page South                Pager air time & Equipment  $45.58/mo.            30 day notice            Copy included
                          Rental
------------------------------------------------------------------------------------------------------------------------------------
3M National               Billboards                  $1360/mo.             60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Horizon                   Billboards                  $1,200/mo.            60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
Adams                     Billboards                  $1,843/mo.            60 day notice            Copy included
------------------------------------------------------------------------------------------------------------------------------------
General Electric          HVAC service                $928.87/mo.           July, 1997               Copy included
------------------------------------------------------------------------------------------------------------------------------------
Exit Information          Advertising                 $2,845/yr.            Annual renewal/pd        Copy included
Guide                                                                       through June 1997
------------------------------------------------------------------------------------------------------------------------------------
Carolina                  Grounds Maintenance         $450/mo.              30 day notice            Copy included
Landscape
------------------------------------------------------------------------------------------------------------------------------------
Terminix                  Pest Control                $132/mo.              30 day notice            Copy included, AGHI
------------------------------------------------------------------------------------------------------------------------------------
Charlotte Police          Security                    $15.50/hr. @ 8        30 day notice            Verbal agreement, contact
Dept.                                                 hours per day                                  individual labor
------------------------------------------------------------------------------------------------------------------------------------
General                   Security monitor            $60/qtr               30 day notice            Verbal, no contract
Emergency
Monitor
------------------------------------------------------------------------------------------------------------------------------------
Container Corp.           Rubbish Hauling             $282.04/mo.           180 day notice prior     Copy included
                                                                            to end of term which
                                                                            is 3/20/01
------------------------------------------------------------------------------------------------------------------------------------
JC Penney                 Reservation System          Based on number
                                                      of calls
------------------------------------------------------------------------------------------------------------------------------------
Hotelecom                 Telephone Consultant        % of revenue, see     30 day notice            agreement pending, will
                                                      agreement                                      forward when executed
------------------------------------------------------------------------------------------------------------------------------------
DSEA                      Reservations Shopping       $105/mo.              30 day notice            AGHI
                          Reports
------------------------------------------------------------------------------------------------------------------------------------
Equifax                   Check guarantee service     $60/yr plus $12/mo.   30 day notice            AGHI
                                                      and 1.35% of check
                                                      value
------------------------------------------------------------------------------------------------------------------------------------
ADP                       Payroll processing          $100 per pay          30 day notice            AGHI
                                                      period
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                                 EXCLUDED ASSETS

1. The management contract between Sellers and American General Hospitality Inc. ("Manager").

2.    World Cinema and Lodgenet television decoders.

3. Any and all vending machines, including, without limitation, newspaper vending machines.

4.    Any and all pagers used by employees of Manager.

5. Manager's manuals and forms relating to the management of, or located at, each of the Properties.

6.    Credit card processing equipment.

7.    Manager's computer software and any and all other property of Manager.

8.    Property belonging to hotel guests, invitees or licensees.

9.    Property owned by the lessor under the Statesville Ground Lease.

10. Any and all contracts, licenses, permits, etc. which, by their terms, are not assignable.

11. Any and all tradenames, trademarks, intellectual property, manuals and other property of the franchisors under the Franchise Agreements.

                                    EXHIBIT D

                                 PROMISSORY NOTE

$__________                                                 New York, New York
                                                       Dated:  As of _____, 1996

      FOR VALUE RECEIVED, Hudson Motels Corporation, a New York corporation with offices at One Airport Way, Suite 200, Rochester, New York 14624 ("Borrower") promises to pay to [SB Motel Richmond Corp., SB Motel Durham-Research Triangle Park Corp., SB Motel Cary Corp., SB Motel Statesville Corp., SB Motel Wilmington Corp., SB Motel Columbia Corp., SB Motel Charleston Corp., SB Motel Albany Corp., SB Motel Virginia Beach Corp., SB Motel Durham-Duke Corp., SB Motel Raleigh Corp. and SB Motel Charlotte I-85 Corp.] [Sellers shall have the right to name any designee as the Lender at any time prior to the Closing] (collectively, "Lender"), or order, at ________________ or at such other place in the United States of America as may be designated in writing by the holder of this note (this "Note"), the sum of _______________________ ($_________)
Dollars, together with Interest as hereinafter provided, until the said principal sum shall be fully paid, and to be due and payable as hereinafter provided. The said principal sum, or the amount thereof outstanding, together with accrued and unpaid interest and all other unpaid sums payable hereunder, shall be due and payable on the Maturity Date (as hereinafter defined) or as otherwise expressly provided herein. Borrower may make voluntary prepayments of principal in accordance with Section 3 hereof.

      1. Definitions. The following terms, as used in this Note, shall have the following meanings, which shall be applicable equally to the singular and the plural of the terms defined:

      "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which federally insured depository institutions in the State of New York are authorized or obligated by law, governmental decree or executive order to be closed.

      "Event of Default" shall mean (i) any failure of Borrower to pay any amounts due and payable pursuant to this Note within five (5) Business Days after the due date thereof, (ii) any default by Borrower under the Senior Indebtedness (as hereinafter defined) which shall entitle Nomura Asset Capital Corporation (or any successors or assigns thereof) to accelerate all principal indebtedness evidenced by the Senior

Indebtedness or (iii) financial difficulties of Borrower or any subsidiary of Borrower as evidenced by (x) the filing of a voluntary or involuntary petition in bankruptcy or under any chapters of the Bankruptcy Code or under any federal or state statute providing for relief of debtors, (y) the making of an assignment for the benefit of creditors or (z) the appointment of a receiver or trustee for all or a major part of its property.

      "Maturity Date" shall mean November 27, 1997.

      2. Interest. (a) Interest at the rate of ten percent (l0%) per annum on the unpaid principal ("Interest") shall be due and payable in arrears on the first day of each month following the date of this Note. Interest accruing under this Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      (b) Borrower shall pay principal, Interest and all other sums due hereunder in immediately available funds to Lender at ____________________ or otherwise as directed in writing by Lender. Payments hereunder shall be due prior to 3:00 P.M. (Eastern Standard Time) on the date on which payment shall be due. Lender may apply payments received in respect of Borrower's obligations in such manner as it may see fit in its sole discretion.

      (c) Notwithstanding anything to the contrary herein contained, (i) upon and following the Maturity Date (if the principal of, and any accrued Interest on, this Note are not paid in full) or (ii) if an Event of Default shall occur, then, from and after the date of the occurrence of such Event of Default and during the continuance of such Event of Default, any unpaid principal shall bear interest at a rate per annum (the "Default Rate") equal to the lesser of (1) eighteen percent (18%) per annum, or (2) the maximum rate permitted by applicable law to be charged to Borrower.

      (d) It is not intended hereby to charge interest at a rate in excess of the maximum legal rate of interest permitted to be charged to Borrower under applicable law, but if, notwithstanding the foregoing, interest in excess of said maximum legal rate shall be paid hereunder, the excess shall be applied by Lender to the payment of the unpaid principal due hereunder.

      3. Voluntary Prepayment. Borrower shall have the right to prepay any unpaid principal or other unpaid sums in connection therewith in whole or in part without penalty or premium. Any such prepayment of unpaid principal shall be accompanied by an amount equal to unpaid Interest to the date of such prepayment on the amount of principal being so prepaid. In the event of such voluntary prepayment, Borrower shall give Lender written notice of its intent to prepay at least ten (10) Business Days prior to the date on which such prepayment is to be made, and shall specify the amount of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

      4. Acceleration. In the case of the occurrence of any Event of Default under this Note, Lender may, upon giving written notice to Borrower, and in addition to exercising any other available rights or remedies, accelerate all or any part of the principal due hereunder, which shall therewith be immediately due and payable by Borrower, together with Interest accrued to date at the rate specified hereunder, together with all fees and other charges payable by Borrower hereunder.

      5. Waiver. (a) Borrower and any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment or dishonor and of protest, and agree to remain bound until the unpaid principal, all accrued interest and all other sums payable hereunder are paid in full, notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to, Lender.

      (b) It is further expressly agreed that any waiver by Lender, other than a waiver in writing signed by Lender, of any term or provision hereof or of any right, remedy or option under this Note shall not be controlling, nor shall it prevent or estop Lender from thereafter enforcing such term, provision, right, remedy or option, and the failure or refusal of Lender to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that Lender's rights, remedies and options under this Note are and shall be cumulative and are in addition to all other rights, remedies and options of Lender in law or in equity or under any other agreement.

      6. Late Charge. In addition to interest charged at the Default Rate and Lender's other available remedies, in the event any amount due and payable under this Note is not paid on the date when due, a "late charge" of six cents for each dollar overdue shall be charged by Lender and paid by Borrower for the purpose, among other things, of covering the expenses incident to handling a delinquent payment.

      7. Costs of Collection. Borrower shall pay, when such costs are incurred by Lender, all third party costs of collecting any amount which is not paid by Borrower when due pursuant to the terms of this Note, including, without limitation, the attorneys' fees and disbursements of Lender's counsel, which costs may be added to the indebtedness evidenced by this Note and paid promptly on demand, together with interest thereon at the Default Rate.

      8. Subordination. The term "Senior Indebtedness" shall mean: (i) the principal in an amount not to exceed $12,000,000, plus any premiums, unpaid interest and any other sums, charges or amounts which is or may become due and payable by Borrower to Nomura Asset Capital Corporation, whether outstanding on the date of execution of this Note or thereafter created, incurred, assumed, issued or guaranteed, which indebtedness is, among other things, for all or part of the consideration for the acquisition of certain hotels being transferred from Lender to Borrower on even date herewith pursuant to that certain Agreement of Purchase Sale dated as of September 26, 1996, among Borrower, Lender and Hudson Hotels Properties Corp.; and any and all deferrals, renewals or extensions of any such indebtedness or obligations.

      This Note, including the principal hereof and Interest hereon, is subordinate and junior in right of payment to the Senior Indebtedness of Borrower. In the case of any bankruptcy, insolvency, receivership, conservatorship, reorganization, or arrangement with, or assignment for the benefit of creditors, readjustment of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of, or relating to, Borrower, whether voluntary or involuntary, all such obligations and rights, including interest at the Default Rate, shall be entitled to be paid in full before any payment shall be made on account of the principal, or Interest or premium, if any, on this Note.

      9. Waiver of Trial by Jury. Borrower hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

      10. Miscellaneous. (a) Applicable Law. Borrower agrees that this Note shall be governed by and construed and enforced in accordance with the procedural and substantive laws of the State of New York. Any legal action or proceeding with respect to this Note must be brought in the courts of the State of New York within the First Judicial Department 1st District, New York City or of the United States of America for the Southern District of New York, and, by execution and delivery of this Note, Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof to Borrower to the address of Borrower specified in the Preamble hereof. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

      (b) Amendments in Writing. No amendment or waiver of any provision of this Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Borrower and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (c) Successors. Lender shall have the right to assign to one or more banks or other persons or entities all or a portion of its interest in this Note and to sell participations in or to all or a portion of its interest in this Note. The term "Lender" shall mean the then holder of this Note from time to time and its successors and assigns. Notwithstanding any provision of this Note, any assignee of all or a portion of the rights and interests of Lender under this Note shall be entitled to the benefits, and subject in all respects to the terms and conditions, of this Note.

      (d) Partial Invalidity. In the event that any provision of this Note or the application thereof to Borrower or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law then such a provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Note.

      (e) Time Is of the Essence. Time is of the essence as to all dates set forth herein; provided, however, that whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day.

      (f) No Impairment of Rights. No act of commission or omission of any kind or at any time upon the part of Lender or its successors or assigns in respect of any matter whatsoever shall in any way impair the rights of Lender to enforce any right, power or benefit under this Note and no set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature, which Borrower has or may have against Lender or any assignee or successor thereof, shall be available hereunder to Borrower.

      (g) Authority. Borrower has executed this Note with due and proper authority to do so. This Note is valid and enforceable against Borrower and evidences Borrower's lawful indebtedness to Lender.

      IN WITNESS WHEREOF, Borrower has caused the note to be executed as of the date first above written.


Attest                                  HUDSON HOTELS CORPORATION


___________________________             By:_____________________________________
Alan S. Lockwood,                          Name:    E. Anthony Wilson
Secretary                                  Title:   Chairman

                                    EXHIBIT E

                            Purchase Price Allocation

SB Motel Albany Corp.                                $3,176,000

SB Motel Cary Corp.                                  $6,008,000

SB Motel Charleston Corp.                            $5,938,000

SB Motel Charlotte I-85 Corp.                        $3,291,000

SB Motel Columbia Corp.                              $5,811,000

SB Motel Durham-Duke Corp.                           $9,429,000

SB Motel Durham Research Triangle Park Corp.         $4,945,000

SB Motel Raleigh Corp.                               $3,835,000

SB Motel Richmond Corp.                              $6,535,000

SB Motel Statesville Corp.                           $3,741,000

SB Motel Virginia Beach Corp.                        $2,286,000

SB Motel Wilmington Corp.                            $6,005,000
                                                     ----------
     Total                                          $61,000,000

                                    EXHIBIT F

                                 Mechanics Liens

(1)   Approximately $25,000 claim/lien in connection with the Columbia Property.

(2) Approximately $5,000 dispute with sealing Contractor in connection with the Richmond Property.

                                    EXHIBIT G

                          Hudson's Litigation Schedule

      On October, 26, 1990, a complaint was filed in Palm Beach County Circuit Court, Florida, by Seagate Beach Quarters, Inc., a Florida corporation (Bearing Case #90-12358-AB), seeking damages plus interest and costs, against Rochester Community Savings Bank, ("RCSB"), a New York based bank, Shore Holdings, Inc. ("SHORE"), a subsidiary of RCSB and naming Hudson as a co-defendant. On December, 6, 1990, Delray Beach Hotel Properties Limited, a Florida limited partnership controlled by Hudson, purchased the Seagate Hotel and Beach Club from RCSB's subsidiary, SHORE. The purchase contract included an indemnification of Hudson against any action resulting from previously negotiated contracts between RCSB's subsidiaries and third-parties. Case #90-12358-AB contained allegations that RCSB's subsidiary, SHORE, defaulted in its obligations under a Contract for Purchase and Sale, dated August 16, 1990, and failed to go forward with the transaction due to alleged tortious negotiations between RCSB and Hudson. On March 17, 1994, the Court granted Summary Judgment in favor of RCSB and Hudson which judgment was appealed by Seagate. The Fourth District Court of Appeal in Florida affirmed the summary judgment on RCSB and reversed the summary judgment granted in favor of Hudson, remanding the action to Circuit Court for further consideration. On August 15, 1994, Seagate proceeded to trial against SHORE in case #90-12358-AB. During the course of the trial, Seagate took a voluntary dismissal of their action against SHORE. On September 8, 1994, Seagate refiled its lawsuit against SHORE and joined Delray Beach Hotel Properties Limited, through its general partner, Delray Beach Hotel Corp. (bearing Case #94-6961-AF). The new case against SHORE was brought essentially on the same facts as stated above. The claim against Delray Beach Hotel Properties Limited was identical to the conspiracy and tortious interference with a business relationship claim currently existing against Hudson. On January 27, 1995, the Court issued an Order dismissing the Amended Complaint as to Delray Beach Hotel Properties Limited. The Circuit Court has consolidated the case against Hudson (Case #90-12358-AB) and the case against SHORE (Case #94-6961-AF) and it is anticipated those suits will go to trial during 1997.

      On February 11, 1993, a complaint was filed in the Western District of New York, United States District Court, by John Miranda, Susan Miranda and Christopher Miranda, seeking damages and costs against Quality Inn International, Choice Hotels International, and naming Hudson as a co-defendant. The


                                       G-l
requested relief in this case, John Miranda and Susan Miranda and Christopher Miranda vs. Quality Inns International Inc., Choice Hotels International Inc., Ridge Road Hotel Properties, Ridge Road Hotel Properties d/b/a Comfort Inn, a/k/a Comfort Inn West, Hudson, and Jennifer L. Ansley, as Executrix of the Estate of Loren G. Ansley, was based on allegations that John Miranda, while staying at the Comfort Inn, stepped on a needle, and claims negligence and lack of due care on the part of the defendants. This case is being diligently defended by the insurance carrier of Ridge Road Hotel Properties and Hudson. Hudson believes that it has adequate insurance for any potential loss.

      After taking into consideration legal Counsel's evaluation of all such actions, management is of the opinion that the outcome of each such proceeding or claim which is pending, or known to be threatened (as described above), will not have a significant effect on Hudson's financial statements.

      On June 20, 1995, Ladenburg, Thalmann & Co., Inc. Hudson's former investment bankers, filed a complaint in New York State Supreme Court against Hudson alleging breach of contract and damages of $906,250 relating to Hudson's rescission of a warrant granted to them in connection with the investment advisory agreement. In February 1994, the Board of Hudson determined that Ladenburg had been otherwise adequately compensated for such services as were actually performed, and voted to rescind the warrant. Hudson has answered the complaint, denying the relevant allegations and asserting several affirmative defenses. Discovery in the case has commenced and is continuing. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provision for any liability that may result has been made in the financial statements.

      On January 29, 1996, William Lemer filed a complaint in the Court of Common Please of Washington County, Pennsylvania, against Hudson, alleging breach of contract and damages of $253,125 relating to Hudson's rescission of a warrant granted to this individual in connection with establishing a relationship with Ladenburg, Thalmann & Co., Inc. In February 1994, the Board of Hudson rescinded the warrant to William Lerner as a result of terminating Hudson's relationship with Ladenburg, Thalmann & Co., Inc. On March 26, 1996, William Lerner dismissed the complaint filed against Hudson. As part of the dismissal, Hudson allowed him to exercise his warrants on a cashless basis and issued 19,594 shares of Microtel common stock as a result of this transaction.

                                    EXHIBIT H

                              Environmental Reports

1.       Phase I Site Assessment Report Update
         Cricket Inn
         7300 West Broad Street
         Richmond, Virginia  23294

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, Virginia  23294

         Dated:  November 12, 1993

2        Phase I Environmental Assessment
         Cricket Inn Property
         Richmond, Virginia

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc
         Greenville, South Carolina

         Dated:  July, 1992

3.       Phase I Environmental Assessment
         Cricket Inn Property
         2306 Elba Street
         Durham, North Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992


                                       H-l

4.       Phase I Site Assessment Report Update
         Cricket Inn
         2306 Elba Street Durham,
         North Carolina

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

5.       Phase I Environment Assessment
         Cricket Inn Property
         Cary, North Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

6.       Phase I Site Assessment Report Update Cricket Inn
         1716 Walnut Street
         Cary, North Carolina  27511

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

7.       Phase I Environmental Assessment
         Cricket Inn Property
         Statesville, North Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By: SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

8.       Phase I Site Assessment Report Update
         Cricket Inn
         1503 East Broad Street
         Statesville, North Carolina  28677

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

9.       Phase I Environmental Assessment
         Cricket Inn Property
         Wilmington, North Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

10.      Phase I Site Assessment Report Update
         Cricket Inn
         4926 Market Street
         Wilmington, North Carolina  28403

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

11.      Phase I Site Assessment Report Update I
         Cricket Inn
         8104 Two Notch Road
         Columbia, South Carolina  29223

         Prepared For: Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

12.      Phase I Environmental Assessment
         Cricket Inn Property
         Columbia, South Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

13.      Limited Phase II Subsurface Investigation
         Cricket Inn
         Interstate 77 and Two Notch Road
         Columbia, South Carolina
         GWPD Site #A-40-AA-15401

         Prepared For:  Richfield Hotel Management, Inc.
         4600 South Ulster Street, Suite 1200
         Denver, Colorado  80237

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  February 26, 1993

14.      Phase I Environmental Assessment
         Cricket Inn Property
         Charleston, South Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By: SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

15.      Phase I Site Assessment Report Update
         Cricket Inn
         7415 Northside Drive
         North Charleston, South Carolina  29420

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

16.      Phase I Environmental Assessment
         Cricket Inn Property
         Albany, Georgia

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

17.      Phase I Site Assessment Report Update
         Cricket Inn
         2586 North Slappey Boulevard
         Albany, Georgia  31701

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

18.      Phase I Site Assessment Report Update
         Cricket Inn
         5745 Northampton Boulevard
         Virginia Beach, Virginia  23455

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

19.      Limited Phase II Subsurface Investigation
         Cricket Inn Property
         5745 Northampton Boulevard
         Virginia Beach, Virginia  23455

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 22, 1993

20.      Phase I Environmental Assessment
         Cricket Inn Property
         Virginia Beach, Virginia

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

21.      Phase I Environmental Assessment
         Cricket Inn Property
         4507 NC Highway 55
         Durham, North Carolina

         Prepared For:  Salomon Brothers Inc
         New York, New York

         Prepared By: SEC Donohue Inc.
         Greenville1 South Carolina

         Dated:  July, 1992

22.      Phase I Site Assessment Report Update
         Cricket Inn
         4507 NC Highway 55
         Durham1 North Carolina  27713

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

23.      Phase I Environmental Assessment
         Cricket Inn Property
         Raleigh, North Carolina

         Prepared For: Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

24.      Phase I Site Assessment Report Update
         Cricket Inn
         3201 Old Wake Forest Road
         Raleigh, North Carolina  27609

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

25.      Phase I Environmental Assessment
         Cricket Inn Property
         Charlotte, North Carolina

         Prepared For: Salomon Brothers Inc
         New York, New York

         Prepared By:  SEC Donohue Inc.
         Greenville, South Carolina

         Dated:  July, 1992

26.      Phase I Site Assessment Report Update
         Cricket Inn
         1200 West Sugar Creek Road
         Charlotte, North Carolina  28213

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 12, 1993

27.      Limited Phase II Subsurface Investigation
         Cricket Inn
         1200 West Sugar Creek Road
         Charlotte, North Carolina

         Prepared For:  Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048

         Prepared By: Ogden Environmental and Engineering Services 9800 West Kincey Avenue, Suite 190
         Huntersville, North Carolina  28087

         Dated:  November 22, 1993

                                    EXHIBIT I

                          Sellers' Litigation Schedule

1. Dean Waldred and Kathy Elaine Clark v. Hotel Renovations General Hospitality. Inc., S.C. Ct. of Common Pleas, C.A. No. 95-CP-40-0773.